Exhibit 10.12

Execution Version

SECOND REFINANCING AMENDMENT dated as of January 27, 2021 (this “Amendment”) to the Credit Agreement (as defined below) among Zuffa Guarantor, LLC, as Holdings (“Holdings”), UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”).

RECITALS

A. Holdings, the Borrower, the Lenders party thereto from time to time and the Administrative Agent are party to that certain First Lien Credit Agreement dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 18, 2019, and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Credit Agreement permits the Borrower to obtain Credit Agreement Refinancing Indebtedness from any Lender or Additional Lender in respect of all or any portion of the Term Loans outstanding under the Credit Agreement in the form of Other Term Loans and Other Term Commitments pursuant to a Refinancing Amendment.

C. On the Second Refinancing Amendment Effective Date (as defined below), the Borrower intends to (i) incur additional Term Loans pursuant to Sections 2.21 and 9.02 of the Credit Agreement in an aggregate principal amount of up to $2,447,063,726.93 (any such resulting Term Loans, the “Term B-3 Loans”) and (ii) use the proceeds of the Term B-3 Loans to repay all Term Loans outstanding immediately prior to the Second Refinancing Amendment Effective Date (the “Existing Term Loans”) and accrued interest thereon and to pay fees and expenses incurred in connection with the foregoing.

D. Subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to provide Term B-3 Loans (each such Person who is a Term Lender holding Existing Term Loans immediately prior to the effectiveness of this Amendment, a “Continuing Term B-3 Lender”; each such Person who is not a Continuing Term B-3 Lender, an “Additional Term B-3 Lender”; and each Continuing Term B-3 Lender and Additional Term B-3 Lender-3, a “Term B-3 Lender”) has agreed to provide a commitment (the “Term B-3 Commitment”) in the amount set forth next to its name on a schedule on file with the Administrative Agent that is approved by the Borrower (the “Second Refinancing Amendment Allocation Schedule”) (or to convert all (or such lesser amount as the Second Refinancing Amendment Arrangers may allocate) of its Existing Term Loans into Term B-3 Loans (such converted Term B-3 Loans, the “Converted Term Loans” and any such conversion of Existing Term Loans into Term B-3 Loans being referred to herein as a “Second Refinancing Conversion”)). Any Lender holding Existing Term Loans immediately prior to the effectiveness of this Amendment that is not a Term B-3 Lender is referred to herein as an “Exiting Term Lender”. In the event that any Lender is a Continuing Term B-3 Lender but receives an allocation of Term B-3 Loans in amount less than the amount of its Existing Term Loans, such Lender shall be considered an Exiting Term Lender with respect to the difference between the amount of its Existing Term Loans and the allocated amount of its Term B-3 Loans.

E. Goldman Sachs Bank USA, KKR Capital Markets LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Loan Funding LLC, Deutsche Bank Securities Inc., UBS Securities LLC, HSBC Securities (USA) Inc. and Morgan Stanley Senior Funding, Inc. are the joint lead arrangers and joint bookrunners for this Amendment and the Term B-3 Loans (the “Second Refinancing Amendment Arrangers”).

F. In order to effect the foregoing, Holdings, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein. This Amendment is a Refinancing Amendment contemplated by Section 2.21 of the Credit Agreement to provide for the Term B-3 Loans, which is subject to the approval of Holdings, the Borrower, the Administrative Agent and the Term B-3 Lenders, which will become effective only on the Second Refinancing Amendment Effective Date.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, the Borrower, the Term B-3 Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I.

Refinancing Amendment

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. Term B-3 Commitments. (a) Subject to the terms and conditions set forth herein, on the Second Refinancing Amendment Effective Date, each Additional Term B-3 Lender agrees to fund a Term B-3 Loan in a principal amount not exceeding such Additional Term B-3 Lender’s Term B-3 Commitment set forth on the Second Refinancing Amendment Allocation Schedule.

(b) Subject to the terms and conditions set forth herein, on the Second Refinancing Amendment Effective Date, each Continuing Term B-3 Lender agrees to convert all (or such lesser amount as the Second Refinancing Amendment Arrangers may allocate) of its Existing Term Loans into Converted Term Loans. Without limiting the generality of the foregoing, each Continuing Term B-3 Lender shall have a commitment to acquire by Second Refinancing Conversion Converted Term Loans in the amounts of Existing Term Loans then held by such Continuing Term B-3 Lender. Each party hereto acknowledges and agrees that notwithstanding any such Second Refinancing Conversion, each such Continuing Term B-3 Lender shall be entitled to receive payment on the Second Refinancing Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Existing Term Loans.

(c) Each Lender, by delivering its signature page to this Amendment and funding, or converting its Existing Term Loans into, Term B-3 Loans on the Second Refinancing Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the Second Refinancing Amendment Effective Date. The commitments of the Term B-3 Lenders are several, and no Term B-3 Lender shall be responsible for any other Term B-3 Lender’s failure to make Term B-3 Loans.

(d) Subject to the terms and conditions set forth herein, pursuant to Section 2.21 of the Credit Agreement, effective as of the Second Refinancing Amendment Effective Date, for all purposes of the Loan Documents, (i) the Term B-3 Commitments shall constitute “Term Commitments” and “Other Term Commitments”, (ii) the Term B-3 Loans shall constitute “Term Loans” and “Other Term Loans” and (iii) each Term B-3 Lender shall become an “Additional Term Lender”, “Additional Lender”, a “Term Lender” and a “Lender” (if such Term B-3 Lender is not already a Term Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Loan Commitment (or, following the making of a Term B-3 Loan, a Term Loan).

(e) The Existing Term Loans of each Exiting Term Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (including funding losses payable to any Exiting Term Lenders pursuant to Section 2.16 of the Credit Agreement)) with the proceeds of the Term B-3 Loans and other funds available to the Borrower. The Borrower shall, on the Second Refinancing Amendment Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term Lenders immediately prior to the Second Refinancing Amendment Effective Date, all interest, fees and other amounts accrued to the Second Refinancing Amendment Effective Date with respect to the Existing Term Loans, whether or not such Existing Term Loans are converted pursuant to Section 1.02(b) of this Amendment.

(f) Each Lender party hereto (including each Continuing Term B-3 Lender) waives any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.16 of the Credit Agreement in respect of the transactions contemplated hereby.

(g) The obligation of each Term B-3 Lender to make Term B-3 Loans on the Second Refinancing Amendment Effective Date is subject to the satisfaction of the following conditions:

(i) Immediately before and after giving effect to the borrowing of the Term B-3 Loans and the repayment in full of the Existing Term Loans, the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Second Refinancing Amendment Effective Date, and the Term B-3 Lenders shall have received a certificate of a Responsible Officer dated the Second Refinancing Amendment Effective Date to such effect.

(ii) The Administrative Agent and the Second Refinancing Amendment Arrangers shall have received a written opinion (addressed to the Administrative Agent and the Term B-3 Lenders party hereto and dated the Second Refinancing Amendment Effective Date) of (A) Simpson Thacher & Bartlett LLP, New York and Delaware counsel for the Loan Parties and (B) Lewis Roca Rothgerber Christie LLP, special Nevada counsel for the Loan Parties. The Borrower hereby requests each such counsel to deliver such opinion.

(iii) The Administrative Agent and the Second Refinancing Amendment Arrangers shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority (or a representation that such Organizational Documents have not been amended since the date last delivered to the Administrative Agent), (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party (or a representation that such Responsible Officers have not changed since the date last delivered to the Administrative Agent), (iii) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Second Refinancing Amendment Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(iv) The Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Administrative Agent requesting that the Term B-3 Lenders make the Term B-3 Loans to the Borrower on the Second Refinancing Amendment Effective Date.

(v) The Administrative Agent and the Second Refinancing Amendment Arrangers shall have received all documentation including a certificate regarding beneficial ownership required by 31 C.F.R. §1010.230 (the “Beneficial Ownership Regulation”) at least three Business Days prior to the Second Refinancing Amendment Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the Second Refinancing Amendment Effective Date and that the Administrative Agent or the Second Refinancing Amendment Arrangers have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act and the Beneficial Ownership Regulation.

(vi) The conditions to effectiveness of this Amendment set forth in Section 1.04 hereof (other than paragraph (b) thereof) shall have been satisfied.

(vii) Each Loan Party shall have entered into the Second Refinancing Amendment Reaffirmation Agreement.

SECTION 1.03. Amendment of Credit Agreement. Effective as of the Second Refinancing Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01 (or, to the extent applicable, are hereby amended and restated in their entirety):

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Converted Term Loans” has the meaning assigned thereto in the Second Refinancing Amendment.

“Existing Term Loans” has the meaning assigned thereto in the Second Refinancing Amendment.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Second Refinancing Amendment” means the Second Refinancing Amendment to this Agreement dated as of January 27, 2021, among Holdings, the Borrower, the Term B-3 Lenders party thereto and the Administrative Agent.

“Second Refinancing Amendment Allocation Schedule” shall mean the schedule on file with the Administrative Agent and approved by the Borrower setting forth the name of each Term B-3 Lender and, next to such name, the amount of Term B-3 Loans to be made to the Borrower in Dollars by such Term B-3 Lender on the Second Refinancing Amendment Effective Date.

“Second Refinancing Amendment Arrangers” means Goldman Sachs Bank USA, KKR Capital Markets LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Credit Suisse Loan Funding LLC, Deutsche Bank Securities Inc., UBS Securities LLC, HSBC Securities (USA) Inc. and Morgan Stanley Senior Funding, Inc.

“Second Refinancing Amendment Effective Date” has the meaning assigned thereto in the Second Refinancing Amendment.

“Second Refinancing Amendment Reaffirmation Agreement” means the Reaffirmation Agreement dated as of January 27, 2021, among Holdings, the subsidiaries of Holdings party thereto, the Administrative Agent and the Collateral Agent.

“Second Refinancing Conversion” has the meaning assigned thereto in the Second Refinancing Amendment.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or

any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(ii) The second sentence to the definition of “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, and solely with respect to the Term Facility, the Alternate Base Rate will be deemed to be 1.75% per annum if the Alternate Base Rate calculated pursuant to the foregoing provisions would otherwise be less than 1.75% per annum.”

(iii) Clause (a) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ (a) with respect to any Term Loan, (A) 2.00% per annum in the case of an ABR Loan or (B) 3.00% per annum in the case of a Eurocurrency Loan;”

(iv) The proviso to the first paragraph of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following clause (B):

“and (B) from and after the delivery of the financial statements and related Compliance Certificate for the first fiscal quarter of Holdings completed after the Second Refinancing Amendment Effective Date pursuant to Section 5.01(d)(i), with respect to clause (a) above, the Applicable Rate shall be based on the First Lien Leverage Ratio set forth in the most recent Compliance Certificate in accordance with the pricing grid below:

Level	First Lien Leverage Ratio	Term Loan ABR Loan Applicable Rate	Term Loan Eurocurrency Loan Applicable Rate
1	≥ 3.50:1.00	2.00%	3.00%
3	< 3.50:1.00	1.75%	2.75%

(v) The definition of “Bail-In Action” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing “EEA Financial Institution” with “Affected Financial Institution”.

(vi) The definition of “Bail-In Legislation” set forth in Section 1.01 of the Credit is hereby amended and restated in its entirety as follows:

““Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

(vii) The first sentence of the second paragraph in the definition of “LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding the foregoing, and solely with respect to the Term Facility, the Adjusted LIBO Rate will be deemed to be 0.75% per annum if the Adjusted LIBO Rate calculated pursuant to the foregoing provisions would otherwise be less than 0.75% per annum.”

(viii) The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “the Second Refinancing Amendment,” after the text “the Sixth Amendment,” appearing in such definition.

(ix) The definition of “Security Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, Second Refinancing Amendment Reaffirmation Agreement” after the text “the Sixth Amendment Reaffirmation Agreement” appearing in such definition.

(x) The definition of “Term Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Commitment” means, with respect to each Term Lender, its obligation to make a Term Loan to the Borrower pursuant to the Second Refinancing Amendment (including pursuant to a Second Refinancing Conversion of Existing Term Loans of such Term Lender) in an aggregate amount not to exceed the amount set forth on the Second Refinancing Amendment Allocation Schedule or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. On the Second Refinancing Amendment Effective Date the initial aggregate amount of the Term Commitments is $2,447,063,726.93.”

(xi) The definition of “Term Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Loan” means a Term Loan made pursuant to clause (a) of Section 2.01 and Other Term Loans (including a Term B-3 Loan constituting Credit Agreement Refinancing Indebtedness thereof made pursuant to, and as defined in, the Second Refinancing Amendment (including Converted Term Loans as defined herein)).”

(xii) The definition of “Write-Down and Conversion Powers” is hereby amended by adding “(a)” after “means,” and by adding the following as a new clause “and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(xiii) Clause (a) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Term Loan Borrowings on the last day of each March, June, September and December (commencing on March 31, 2021) in the principal amount of Term Loans equal to (i) the aggregate outstanding principal amount of Term Loans on the Second Refinancing Amendment Effective Date (after giving effect to the Second Refinancing Amendment) multiplied by (ii) 0.25%; provided that if any such date is not a Business Day, such payment shall be due on the next preceding Business Day.”

(xiv) Clause (a)(i) of Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)(i) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty (subject to the immediately succeeding proviso); provided that in the event that, on or prior to the date that is six months after the Second Refinancing Amendment Effective Date, the Borrowers (i) makes any prepayment of Term B-3 Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective

Yield on such Term B-3 Loans or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Term B-3 Loans, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1% of the principal amount of the Term B-3 Loans being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1% of the aggregate amount of the applicable Term B-3 Loans outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”

(xv) Section 9.19 of the Credit Agreement is hereby amended by (i) replacing “EEA Financial Institutions” with “Affected Financial Institutions” and (ii) replacing “an EEA Resolution Authority” with “the applicable Resolution Authority”.

SECTION 1.04. Amendment Effectiveness. This Amendment shall become effective as of the first date (the “Second Refinancing Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent and the Second Refinancing Amendment Arrangers (or their counsel) shall have received from (i) the Borrower, (ii) Holdings, (iii) each Term B-3 Lender party hereto and (iv) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The conditions to the making of the Term B-3 Loans set forth in Section 1.02(g) hereof (other than clause (vii) thereof) shall have been satisfied.

(c) The Borrower shall have obtained Term B-3 Commitments in an aggregate amount equal to $2,447,063,726.93. The Borrower shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04 shall pay in full (i) all of the Existing Term Loans (giving effect to any Second Refinancing Conversion thereof), (ii) all accrued and unpaid fees and interest with respect to the Existing Term Loans (including any such Existing Term Loans that will be converted to Term B-3 Loans on the Second Refinancing Amendment Effective Date) and (iii) to the extent invoiced, any amounts payable to the Persons that are Exiting Term Lenders immediately prior to the Second Refinancing Amendment Effective Date pursuant to Section 2.16 of the Credit Agreement, such payments to be made with the cash proceeds of the Term B-3 Loans to be made on the Second Refinancing Amendment Effective Date and other funds available to the Borrower.

(d) The Administrative Agent and the Second Refinancing Amendment Arrangers shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least one Business Day prior to the Second Refinancing Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Second Refinancing Amendment Arrangers.

(e) The Borrower shall have paid to the Second Refinancing Amendment Arrangers the fees, if any, in the amounts previously agreed in writing to be received on the First Amendment Refinancing Effective Date.

The Administrative Agent shall notify the Borrower, the Term B-3 Lenders and the other Lenders of the Second Refinancing Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the obligations of the Term B-3 Lenders hereunder to make Term B-3 Loans will automatically terminate, if each of the conditions set forth or referred to in Sections 1.02(e) and 1.04 hereof has not been satisfied at or prior to 5:00 p.m., New York City time, on January 27, 2021.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the Term B-3 Lenders, and the Administrative Agent that, as of the Second Refinancing Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Second Refinancing Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Second Refinancing Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects on and as of the Second Refinancing Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) After giving effect to this Amendment and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Second Refinancing Amendment Effective Date.

(d) On the Second Refinancing Amendment Effective Date, immediately after the consummation of the transactions contemplated under this Amendment to occur on the Second Refinancing Amendment Effective Date, Holdings and its Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated under this Amendment to occur on the Second Refinancing Amendment Effective Date, Solvent.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Second Refinancing Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) For U.S. federal income tax purposes, the Borrower, each Lender and the Administrative Agent shall treat the Term B-3 Loans (including the Converted Term Loans) held by the Continuing Term B-3 Lenders as fungible with the Term B-3 Loans held by the Additional Term B-3 Lenders. Additionally, the Term B-3 Loans will be treated as a single fungible loan for U.S. federal income tax purposes (whether issued for cash or in respect of the Fourth Additional Term Loans or the other Term Loans).

(c) On and after the Second Refinancing Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment shall constitute a Refinancing Amendment entered into pursuant to Section 2.21 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrower agrees to reimburse each of the Administrative Agent and each Second Refinancing Amendment Arranger for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the Second Refinancing Amendment Arrangers.

SECTION 2.05. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Requirements of Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 2.06. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

ZUFFA GUARANTOR, LLC

BY	/s/ Andrew Schleimer
NAME: Andrew Schleimer
TITLE: EVP & Chief Financial Officer

UFC HOLDINGS, LLC

BY	/s/ Andrew Schleimer
NAME: Andrew Schleimer
TITLE: EVP & Chief Financial Officer

[Signature Page to Second Refinancing Amendment]

GOLDMAN SACHS BANK USA, as Administrative Agent

BY	/s/ Charlie Johnston
Name: Charlie Johnston
Title: Authorized Signatory

[Signature Page to Second Refinancing Amendment]

GOLDMAN SACHS BANK USA, as a Term B-3 Lender

BY	/s/ Charlie Johnston
Name: Charlie Johnston
Title: Authorized Signatory

[Signature Page to Second Refinancing Amendment]

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

1199SEIU Health Care Employees Pension Fund, as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev
Title: Vice President

If a second signature is necessary:

By:	/s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

Name of Fund Manager (if any): Crescent Capital Group LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

1199 SEIU Health Care Employees Pension Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

522 Funding CLO 2020-6, Ltd., as a Lender
By: MS 522 CLO CM LLC as its Collateral Manager

By:	/s/ Anthony Farraye
Name: Anthony Farraye
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Morgan Stanley Investment Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ABR Reinsurance LTD., as a Lender
By: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KRH US Loan Master Fund 2017-5 a series trust of Global Cayman Investment Trust By Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal, as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan Title: Authorized Signatory

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)

By Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal,

as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan Title: Authorized Signatory

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan Title: Authorized Signatory

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ACE American Insurance Company, as a Lender BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Rebecca Willey
Name: Rebecca Willey Title: Bank Loan Trader

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Adams Mill CLO Ltd., as a Lender By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ADVANCED SERIES TRUST - AST HIGH YIELD PORTFOLIO, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ADVANCED SERIES TRUST - AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Advanced Series Trust - AST Fidelity Institutional AM Quantitative Portfolio, as a Lender By: FIAM LLC as Investment Manager

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Advanced Series Trust - AST Western Asset Core Plus Bond Portfolio, as a Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne DY
Name: Joanne DY
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shenkman Capital Floating Rate High Income Fund, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIG CLO 2018-1, Ltd., as a Lender By: AIG Asset Management (U.S.), LLC As its Investment Manager

By:	/s/ Brogdon,Chris
Name: Brogdon, Chris
Title: Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Credit Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIG CLO 2019-1, Ltd., as a Lender By: AIG Asset Management (U.S.), LLC As its Investment Manager

By:	/s/ Christopher Brogdon
Name: Christopher Brogdon
Title: Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Credit Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIG CLO 2019-2, Ltd., as a Lender By: AIG Credit Management, LLC As its Investment Manager

By:	/s/ Brogdon, Chris
Name: Brogdon, Chris
Title: Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Credit Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIG CLO 2020-1, LLC, as a Lender
By: AIG Credit Management, LLC As its Investment Manager

By:	/s/ Brogdon, Chris
Name: Brogdon, Chris
Title: Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Credit Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIG Rover Sub I, LLC, as a Lender
By: AIG Credit Management, LLC As its Investment Manager

By:	/s/ Chris Brogdon
Name: Chris Brogdon
Title: Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Credit Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Senior Floating Rate Plus Fund, as a Lender
By: Invesco Senior Secured Management, Inc., as Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO 10, Ltd., as a Lender
By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name: Kyle Roth
Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Christopher Goergen
Name: Christopher Goergen
Title: Sr. Portfolio Manager

Name of Fund Manager (if any): ALLSTATE LIFE INSURANCE COMPANY

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO 11, Ltd., as a Lender By: Allstate Investment Management Company, as Portfolio Manager

By:	/s/ Kyle Roth
Name: Kyle Roth Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Christopher Goergen
Name: Christopher Goergen Title: Sr. Portfolio Manager

Name of Fund Manager (if any): ALLSTATE LIFE INSURANCE COMPANY

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO 12, Ltd., as a Lender By: Allstate Investment Management Company, as Asset Manager

By:	/s/ Kyle Roth
Name: Kyle Roth Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Christopher Goergen
Name: Christopher Goergen Title: Sr. Portfolio Manager

Name of Fund Manager (if any): ALLSTATE LIFE INSURANCE COMPANY

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO, SERIES 2018-A, as a Lender By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name: Kyle Roth Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Christopher Goergen
Name: Christopher Goergen Title: Sr. Portfolio Manager

Name of Fund Manager (if any): ALLSTATE LIFE INSURANCE COMPANY

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO, SERIES 2015-A, as a Lender By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name: Kyle Roth Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Christopher Goergen
Name: Christopher Goergen Title: Sr. Portfolio Manager

Name of Fund Manager (if any): ALLSTATE LIFE INSURANCE COMPANY

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO, SERIES 2017-A, as a Lender By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name: Kyle Roth Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Christopher Goergen
Name: Christopher Goergen Title: Sr. Portfolio Manager

Name of Fund Manager (if any): ALLSTATE LIFE INSURANCE COMPANY

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIMCO CLO, SERIES 2018-B, as a Lender By: Allstate Investment Management Company, as Collateral Manager

By:	/s/ Kyle Roth
Name: Kyle Roth Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Christopher Goergen
Name: Christopher Goergen Title: Sr. Portfolio Manager

Name of Fund Manager (if any): ALLSTATE LIFE INSURANCE COMPANY

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Alaska Electrical Pension Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Alinea CLO, Ltd., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc. for and on behalf of Allegro II—S CLO Limited, as a Lender

By:	/s/ Yumiko Licznerski
	Name:	Yumiko Licznerski
	Title:	Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc. for and on behalf of Allegro CLO IV, Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name:Yumiko Licznerski
Title:Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc. for and on behalf of Allegro CLO IX, Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name:Yumiko Licznerski
Title:Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc. for and on behalf of Allegro CLO V, Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name:Yumiko Licznerski
Title:Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc. for and on behalf of Allegro CLO VI, Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name:Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc. for and on behalf of Allegro CLO VII, Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name:Yumiko Licznerski
Title:Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc. for and on behalf of Allegro CLO VIII Ltd, as a Lender

By:	/s/ Yumiko Licznerski
Name:Yumiko Licznerski
Title:Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc. For and on behalf of Allegro CLO X, Limited,
as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Inc. For and on behalf of Allegro CLO XI, Limited, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Allegro CLO XII, Ltd, as a Lender
AXA IM INC FOR AND ON BEHALF OF Allegro CLO XII, Ltd

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALLSTATE INSURANCE COMPANY, as a Lender

By:	/s/ Kyle Roth
Name: Kyle Roth
Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Christopher Goergen
Name: Christopher Goergen
Title: Sr. Portfolio Manager

Name of Fund Manager (if any): ALLSTATE LIFE INSURANCE COMPANY

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ALLSTATE LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Kyle Roth
Name: Kyle Roth
Title: Portfolio Manager

If a second signature is necessary:

By:	/s/ Christopher Goergen
Name: Christopher Goergen
Title: Sr. Portfolio Manager

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American Century Investment Trust - High Income Fund, as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American Century Investment Trust - NT High Income Fund, as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AMERICAN CHEMICAL SOCIETY, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American General Life Insurance Company, as a Lender

By:	/s/ Deanna Leighton
Name: Deanna Leighton
Title: High Yield Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Asset Management (U.S), LLC, Investment Advisor

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American Home Assurance Company, as a Lender

By:	/s/ Deanna Leighton
Name: Deanna Leighton
Title: High Yield Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Asset Management (U.S), LLC, Investment Advisor

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

American International Group UK Limited, as a Lender

By:	/s/ Deanna Leighton
Name: Deanna Leighton
Title: High Yield Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Asset Management (U.S), LLC, Investment Advisor

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Variable Annuity Life Insurance Company, as a Lender

By:	/s/ Deanna Leighton
Name: Deanna Leighton
Title: High Yield Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Asset Management (U.S), LLC, Investment Advisor

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (THE), as a Lender

By:	/s/ Deanna Leighton
Name: Deanna Leighton
Title: High Yield Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Asset Management (U.S), LLC, Investment Advisor

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Anne Arundel County, Maryland/Anne Arundel County Retirement & Pension System, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Annisa CLO, Ltd., as a Lender
By: Invesco RR Fund L.P. as Collateral Manager By: Invesco RR Associates LLC, as general partner By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AON Investments USA Inc., as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apex Credit CLO 2016 Ltd., as a Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Apex Credit Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apex Credit CLO 2018 Ltd., as a Lender

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Apex Credit Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apex Credit CLO 2019 Ltd., as a Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Apex Credit Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apex Credit CLO 2019-II Ltd., as a Lender
By: Apex Credit Partners LLC

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Apex Credit Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apex Credit CLO 2020 Ltd., as a Lender
By: Apex Credit Partners, its Asset Manager

By:	/s/ Andrew Stern
Name: Andrew Stern
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Apex Credit Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XI, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XII, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XV, as a Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XVIII-R, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XX, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXI, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXII, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XXIII, as a Lender
By: Its Collateral Manager, CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXIV, as a Lender
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XXIX, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXV, as a Lender
By: Its Collateral Manager CVC Credit Partners

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXVI, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

APIDOS CLO XXVII, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XXVIII, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XXX, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XXXI, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC,

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XXXII, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XXXIII, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Apidos CLO XXXIV, as a Lender
By: Its Collateral Manager CVC CREDIT PARTNERS U.S. CLO MANAGEMENT LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: Arch Reinsurance Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares Institutional Loan Fund, L.P., as a Lender
By: Ares Management LLC, its Investment Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares L CLO Ltd., as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares LI CLO Ltd., as a Lender
By: Ares CLO Management LLC

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares LII CLO Ltd., as a Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares LIII CLO Ltd., as a Lender
By: Ares CLO Management LLC, its portfolio manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ARES LIV CLO Ltd., as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares LV CLO Ltd., as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares LVI CLO Ltd., as a Lender

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares LVII CLO Ltd., as a Lender
By: Ares CLO Management LLC, as Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares LVIII CLO LTD., as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares Senior Loan Trust, as a Lender
BY: Ares Senior Loan Trust Management, L.P., Its Investment Adviser
By: Ares Senior Loan Trust Management, LLC, Its General Partner

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XL CLO Ltd., as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XLI CLO Ltd., as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XLII CLO Ltd., as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XLIII CLO Ltd., as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XLIV CLO Ltd., as a Lender
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ARES XLIX CLO LTD., as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XLV CLO Ltd., as a Lender
By: Ares CLO Management II LLC, its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XLVI CLO Ltd., as a Lender
By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XLVII CLO Ltd., as a Lender
By: Ares CLO Management II LLC, as Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XLVIII CLO Ltd., as a Lender
By: Ares CLO Management II LLC, as its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXVII CLO, Ltd., as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXVIIIR CLO Ltd., as a Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXIIR CLO Ltd, as a Lender
By: Ares CLO Management LLC, its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXIR CLO Ltd., as a Lender
By: Ares CLO Management LLC, as Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXIV CLO Ltd., as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXIX CLO Ltd., as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXVII CLO Ltd., as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXVIII CLO Ltd., as a Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ares XXXVR CLO Ltd., as a Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ascension Alpha Fund, LLC, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Associated Electric & Gas Insurance Services Limited, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AUSTRALIANSUPER, as a Lender
By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA for and on behalf of AXA IM Loan Limited,
as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BA/CSCREDIT 1 LLC,
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAE SYSTEMS 2000 PENSION PLAN TRUSTEES LIMITED,
as a Lender
BY: Oak Hill Advisors, L.P., as Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BAE SYSTEMS PENSION FUNDS CIF TRUSTEES LIMITED,
as a Lender
BY: Oak Hill Advisors, L.P., as Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ballyrock CLO 14 Ltd.,
as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ballyrock CLO 2016-1 LTD, as a Lender
By: BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ballyrock CLO 2018-1 LTD, as a Lender
By: BALLYROCK Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ballyrock CLO 2019-1 LTD, as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ballyrock CLO 2019-2 Ltd.,
as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ballyrock CLO 2020-1 Ltd.,
as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ballyrock CLO 2020-2 Ltd.,
as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bandera Strategic Credit Partners I, L.P.,
as a Lender
By: GSO Capital Advisors LLC Its: Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bandera Strategic Credit Partners II, LP,
as a Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bank of America, N.A.,
as a Lender (type name of the legal entity)

By:	/s/ Miles Hanes
Name: Miles Hanes
Title: AVP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):__________________

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Bank of New York Mellon Corporation Retirement Plans Master Trust, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Barclays Bank PLC,
as a Lender

By:	/s/ Jacqueline Custodio
Name: Jacqueline Custodio
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bardot CLO, Ltd.,
as a Lender
By:	Invesco RR Associates LLC, as general partner
By:	Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Beechwood Park CLO, Ltd.,
as a Lender
by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amendedp, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO II, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO III, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO IV, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO IX, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO V-B, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO VI, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO VIII, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO X, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XI, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XII, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XIV, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XIX, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XV, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XVI, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XVII, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XVIII, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XX, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XXI, Ltd.,
as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Benefit Street Partners CLO XXII, Ltd., as a Lender

By:	/s/ Todd Marsh
Name: Todd Marsh
Title: Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Benefit Street Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Betony CLO, Ltd., as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bill & Melinda Gates Foundation Trust, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

_________________________________________________, as a Lender (type name of the legal entity)

By:	/s/ Illegible

Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):__________________

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BJC Health System, as a Lender BY: GSO Capital Advisors II LLC, As its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BJC Pension Plan Trust, as a Lender BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Black Diamond CLO 2016-1 Ltd., as a Lender By: Black Diamond CLO 2016-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Black Diamond Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Black Diamond CLO 2017-1 Ltd., as a Lender By: Black Diamond CLO 2017-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Black Diamond Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Black Diamond CLO 2019-2, Ltd., as a Lender
By: Black Diamond CLO 2019-2 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Black Diamond Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Black Diamond Credit Strategies Master Fund, Ltd., as a Lender
BY: BDCM Fund Adviser, L.L.C., Its Investment Manager

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Black Diamond Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlackRock Dynamic High Income Portfolio of BlackRock Funds II, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BLACKROCK MANAGED INCOME FUND OF BLACKROCK FUNDS II, as a Lender
By: BlackRock Advisors LLC, its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlackRock Floating Rate Income Portfolio of BlackRock Funds V, as a Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlackRock Limited Duration Income Trust, as a Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlackRock Multi-Strategy Credit Master Fund Ltd., as a Lender
By BlackRock Financial Management Inc. Its Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMBI re Blackrock Bankloan Fund, as a Lender
BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Multi-Strategy Credit Fund, as a Lender
By: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blackstone / GSO Secured Trust Ltd., as a Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blackstone Diversified Multi-Strategy Fund, as a Lender

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blackstone Alternative Multi-Strategy Sub Fund III LLC, as a Lender

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blackstone Diversified Alternatives Asset Holdco L.L.C., as a Lender
By: GSO Capital Advisors LLC, as Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BLACKSTONE HARRINGTON PARTNERS L.P., as a Lender
By: Blackstone Real Estate Special Situations Advisors L.L.C., its Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BLACKSTONE TREASURY ASIA PTE. LTD., as a Lender
BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BLACKSTONE TREASURY SOLUTIONS MASTER FUND L.P., as a Lender
By: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bleeker Ltd, as a Lender
By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2012-2 Ltd, as a Lender
By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bluemountain CLO 2013-1 LTD., as a Lender
By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bluemountain CLO 2013-2 LTD., as a Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2014-2 Ltd, as a Lender
By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2015-2, Ltd., as a Lender
By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2015-3 Ltd, as a Lender
By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2015-4, Ltd., as a Lender
By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2016-2, Ltd., as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2016-3 Ltd, as a Lender
By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2018-1 Ltd, as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2018-2, Ltd., as a Lender
By: BlueMountain Capital Management LLC, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO 2018-3 Ltd., as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO XXII Ltd, as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO XXIII Ltd., as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO XXIV Ltd, as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO XXIX Ltd., as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO XXV, as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO XXVI Ltd., as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO XXVIII, Ltd, as a Lender
By: BlueMountain Capital Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto
Title: Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain CLO XXX Ltd., as a Lender
By: Assured Investment Management LLC, its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain Fuji US CLO I, Ltd., as a Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain Fuji US CLO II, Ltd., as a Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BlueMountain Fuji US CLO III, Ltd., as a Lender
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager

By:	/s/ Brittany Lucatuorto
Name: Brittany Lucatuorto Title: Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): ASSURED INVESTMENT MANAGEMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BNY Mellon Investment Funds IV, Inc. - BNY Mellon Floating Rate Income Fund, as a Lender Alcentra NY, LLC for and on behalf of BNY Mellon Funds IV, Inc. - BNY Mellon Floating Rate Income Fund

By:	/s/ Miguel Contreras
Name: Miguel Contreras Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Board of Pensions of the Evangelical Lutheran Church in America, as a Lender BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Rebecca Willey
Name: Rebecca Willey Title: Bank Loan Trader

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BOC Pension Investment Fund, as a Lender BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Boilermaker-Blacksmith National Pension Trust, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Boston Retirement System, as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev Title: Vice President

If a second signature is necessary:

By:	/s/ Zachary Nuzzi
Name: Zachary Nuzzi Title: Vice President

Name of Fund Manager (if any): Crescent Capital Group LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BP Pension Fund, as a Lender

By:	/s/ Alan Schrager
Name: Alan Schrager Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bridge Builder Trust - Bridge Builder Core Plus Bond Fund, as a Lender By: T. Rowe Price Associates, Inc., as investment sub-adviser

By:	/s/ Rebecca Willey
Name: Rebecca Willey Title: Bank Loan Trader

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio, as a Lender BY: Eaton Vance Management as Investment Sub- Advisor

By:	/s/ Michael Brotthof
Name:Michael Brotthof Title:Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Brighthouse Funds Trust II - Western Asset Management Strategic Bond Opportunities Portfolio, as a Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Brighthouse Life Insurance Company, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Brisket Funding LLC, as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bristol Park CLO, Ltd, as a Lender

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Brookside Mill CLO Ltd., as a Lender By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Buckhorn Park CLO, Ltd., as a Lender by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Burnham Park CLO, Ltd., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Buttermilk Park CLO, Ltd., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BLUE SHIELD OF CALIFORNIA, as a Lender By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

California State Teachers’ Retirement System, as a Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon Capital CLO 2012-1 R, Ltd., as a Lender By: CANYON CLO ADVISORS LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon Capital CLO 2014-1, Ltd., as a Lender BY: Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon Capital CLO 2014-2, Ltd., as a Lender BY: Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon Capital CLO 2015-1, Ltd., as a Lender
By: Canyon Capital Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2016-1, Ltd., as a Lender
By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2016-2, Ltd., as a Lender
BY: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2017-1, Ltd., as a Lender
By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2018-1, Ltd., as a Lender
By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2019-1, Ltd., as a Lender
By: Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2019-2, Ltd., as a Lender
By: Canyon CLO Advisors, LLC

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2020-1, Ltd., as a Lender
By: Canyon CLO Advisors, LLC

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2020-2, Ltd., as a Lender
By: Canyon CLO Advisors, LLC

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Canyon CLO 2020-3, Ltd., as a Lender
By: Canyon CLO Advisors, LLC

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Capita Pension and Life Assurance Scheme, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carbone CLO, Ltd., as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CARE Super, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle C17 CLO, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2012-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2012-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2013-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2013-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2013-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2013-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-2-R, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-3-R, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-4-R, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2014-5, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2015-5, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2016-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2016-2 Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle Global Market Strategies CLO 2016-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2016-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2017-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2017-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2017-3 Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2017-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2017-5 Ltd, as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2018-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2018-2, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2018-3 Ltd, as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2018-4 Ltd, as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2019-1 Ltd, as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2019-2 Ltd, as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2019-3, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2019-4, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Carlyle US CLO 2020-1, Ltd., as a Lender

By:	/s/ Linda Pace
Name: Linda Pace
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlyle Investment Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Catamaran CLO 2014-1 Ltd., as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Maureen Peterson
Name: Maureen Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Catamaran CLO 2016-1 LTD., as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Maureen Peterson
Name: Maureen Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Catamaran CLO 2018-1 Ltd.,
as a Lender
By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen Peterson
Name: Maureen Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Caterpillar Inc. Group Insurance Master Trust,
as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Caterpillar Investment Trust,
as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CATHEDRAL LAKE CLO 2013, LTD,
as a Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlson Capital, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CATHEDRAL LAKE II, LTD.,
as a Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlson Capital, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CATHEDRAL LAKE III, LTD.,
as a Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlson Capital, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CATHEDRAL LAKE IV, LTD.,
as a Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlson Capital, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cathedral Lake V, Ltd,
as a Lender

By:	/s/ Stanton Ray
Name: Stanton Ray
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Carlson Capital, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Catskill Park CLO, Ltd.,
as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2017-1, LTD.,
as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2017-2, LTD.,
as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2017-3, LTD.,
as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2017-4, LTD.,
as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2018-5, LTD.,
as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2018-6, LTD.,
as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2018-7, Ltd.,
as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2018-8 Ltd,
as a Lender

By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2019-10, Ltd.,
as a Lender

By: CBAM CLO Management LLC
as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2019-11 Ltd,
as a Lender

By : CBAM CLO Management LLC as Portfolio Manager

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2019-9, Ltd.,
as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBAM 2020-12, Ltd.,
as a Lender

By:	/s/ Sagar Karsaliya
Name: Sagar Karsaliya
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CBAM

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CBDC Senior Loan Sub LLC,
as a Lender

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev
Title: Vice President

If a second signature is necessary:

By:	/s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

Name of Fund Manager (if any): Crescent Capital Group LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cedars-Sinai Medical Center,
as a Lender

By: Oaktree Capital Management, L.P.
its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 21 Limited,
as a Lender

By: Columbia Cent CLO Advisers, LLC
as Collateral Manager

By:	/s/ Jerry R. Howard
Name: Jerry R. Howard
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Cent CLO 28 Limited,
as a Lender

By: Columbia Cent CLO Advisers, LLC
as Collateral Manager

By:	/s/ Jerry R. Howard
Name: Jerry R. Howard
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cent CLO 24 Limited, as a Lender
By: Columbia Cent CLO Advisers, LLC as Collateral Manager

By:	/s/ Jerry R. Howard
Name: Jerry R. Howard
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CFIP CLO 2013-1, Ltd., as a Lender
By: CFI Partners, LLC, as Collateral Manager for CFIP CLO 2013-1, Ltd.

By:	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CFI Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CFIP CLO 2014-1, Ltd., as a Lender
By: CFI Partners, LLC, as Collateral Manager for CFIP CLO 2014-1, Ltd.

By:	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CFI Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CFIP CLO 2017-1, Ltd., as a Lender
By: CFI Partners, LLC, as Collateral Manager for CFIP CLO 2017-1, Ltd.

By:	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CFI Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CFIP CLO 2018-1, Ltd., as a Lender
By: CFI Partners, LLC, as Collateral Manager for CFIP CLO 2018-1, Ltd.

By:	/s/ David C. Dieffenbacher
Name: David C. Dieffenbacher
Title: Principal & Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CFI Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Chenango Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to: CI DoubleLine Core Plus Fixed Income US$ Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Addison Avenue Warehouse Ltd, as a Lender
By: CIFC Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC B LOAN INCOME FUND 2019 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2012-II-R, Ltd., as a Lender
By: CIFC VS Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2013-II, Ltd., as a Lender
By: CIFC VS Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2013-III-R Ltd., as a Lender
By: CIFC VS Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2013-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014, Ltd., as a Lender
By: CIFC CLO Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-III, Ltd., as a Lender
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-II-R, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-IV-R, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2014-V, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-I, Ltd., as a Lender
By: CIFC VS MANAGEMENT LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-II, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-III, Ltd., as a Lender
By: CIFC VS Management LLC

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-IV, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2015-V, Ltd, as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2016-I, Ltd., as a Lender
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2017-I, Ltd, as a Lender
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2017-II, Ltd., as a Lender By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2017-III, Ltd., as a Lender By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2017-IV, Ltd., as a Lender By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2017-V, Ltd., as a Lender By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M- 1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2018-I, Ltd., as a Lender By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M- 1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2018-II, Ltd., as a Lender By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2018-III, Ltd., as a Lender By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2018-IV, Ltd., as a Lender By: CIFC CLO Management II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2018-V, Ltd., as a Lender By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2019-I, Ltd., as a Lender By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2019-II, Ltd., as a Lender BY: CIFC CLO MANAGEMENT II LLC, AS COLLATERAL MANAGER BY AND ON BEHALF OF EACH OF ITS SERIES, SERIES M - 1, SERIES O-1, AND SERIES R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2019-III, Ltd., as a Lender By: CIFC CLO Management II LLC, its Collateral Manger, by and on behalf of each of its series, Series M-1, Series O-1, and Series R-1

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2019-IV, Ltd., as a Lender By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2019-V, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2019-VI, Ltd., as a Lender
By: CIFC Asset Management LLC as Portfolio Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2020-II, Ltd, as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC Funding 2020-III, Ltd., as a Lender
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cirrus Funding 2018-1, Ltd., as a Lender

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CITIBANK, N.A., as a Lender

By:	/s/ BRIAN BROYLES
Name: BRIAN BROYLES
Title: ATTORNEY IN FACT

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CMA INVESTCO INC, as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THE COCA-COLA COMPANY MASTER RETIREMENT TRUST, as a Lender
By: Oak Hill Advisors, L.P. as Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cole Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Cent CLO 27 Limited, as a Lender
By: Columbia Cent CLO Advisers, LLC as Collateral Manager

By:	/s/ Jerry R. Howard
Name: Jerry R. Howard
Title: Assistant Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Cent CLO 29, Limited, as a Lender
By: Columbia Cent CLO Advisers, LLC as Collateral Manager

By:	/s/ Jerry Howard R
Name: Jerry Howard R
Title: Assistant Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I, as a Lender

By:	/s/ Jerry R. Howard
Name: Jerry R. Howard
Title: Assistant Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Lender

By:	/s/ Jerry R. Howard
Name: Jerry R. Howard
Title: Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Columbia Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COMMINGLED PENSION TRUST FUND (HIGH YIELD) OF JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COMMINGLED PENSION TRUST FUND (FLOATING RATE INCOME) OF JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Commission de la construction du Quebec, as a Lender
By: BlackRock Asset Management Canada Limited as Portfolio Manager and BlackRock Financial Management Inc. as sub-advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Consolidated Rail Corporation, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Construction and Building Unions Superannuation Fund, as a Lender
By: Oaktree Capital Management, L.P. its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Construction Industry Laborers Pension Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cook Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COPPERHILL LOAN FUND I, LLC, as a Lender
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Covenant Credit Partners CLO III, Ltd., as a Lender
By: Covenant CLO Advisors, LLC As its Investment Manager

By:	/s/ Chris Brogdon
Name: Chris Brogdon
Title: Assistant Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AIG Credit Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Alpen Senior Loan Fund, a series trust of Credit Suisse Horizon Trust, as a Lender
By: Credit Suisse Asset Management, LLC, the investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Alpen Senior Loan Fund, a series trust of Credit Suisse Horizon Trust

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ROSE HILL SENIOR LOAN FUND, a series trust of Credit Suisse Horizon Trust, as a Lender
By: Credit Suisse Asset Management, LLC, the investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Rose Hill Senior Loan Fund, a series trust of Credit Suisse Horizon Trust

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Credit Suisse Nova (LUX) Global Senior Loan Fund, as a Lender
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each acting in their capacity as Co-Portfolio Managers to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND, as a Lender By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only), as a Lender BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Credos Floating Rate Fund LP, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crescent Capital High Income Fund B L.P., as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev
Title: Vice President

If a second signature is necessary:

By:	/s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

Name of Fund Manager (if any): Crescent Capital Group LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CRESCENT CAPITAL HIGH INCOME FUND L.P., as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev
Title: Vice President

If a second signature is necessary:

By:	/s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

Name of Fund Manager (if any): Crescent Capital Group LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crescent Senior Secured Floating Rate Loan Fund, LLC, as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev
Title: Vice President

If a second signature is necessary:

By:	/s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

Name of Fund Manager (if any): Crescent Capital Group LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crestline Denali CLO XIV, Ltd., as a Lender By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crestline Denali CLO XV, Ltd., as a Lender By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crestline Denali CLO XVI, Ltd., as a Lender By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crestline Denali CLO XVII, Ltd., as a Lender By: Crestline Denali Capital, L.P., collateral manager for Crestline Denali CLO XVII, Ltd.

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crown City CLO I, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Crown City CLO II, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CSAA Insurance Exchange, as a Lender
By: Octagon Credit Investors, LLC, as sub-advisor

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Cumberland Park CLO Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CVC Credit Partners Global Yield Master, L.P., as a Lender
By: Its Investment Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CVC CREDIT PARTNERS MULTI-STRATEGY 2018-1 (US), LTD., as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DaVinci Reinsurance Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager for DaVinci Reinsurance Holdings, Ltd., the owner of DaVinci Reinsurance Ltd.

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Delaware Public Employees’ Retirement System, as a Lender
By: T. Rowe Price Associates, Inc., as investment manager

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Denali Capital CLO XI, Ltd., as a Lender
By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Denali Capital CLO XII, Ltd., as a Lender
By: Crestline Denali Capital, LLC, as collateral manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DWS Floating Rate Fund, as a Lender
By: DWS Investment Management Americas its Investment Sub-Advisor

By:	/s/ Toure Douglas
Name: Toure Douglas
Title: Associate HY Analyst

If a second signature is necessary:

By:	/s/ Thomas Bouchard
Name: Thomas Bouchard
Title: Vice President

Name of Fund Manager (if any): DWS

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Dewolf Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Diversified Credit Portfolio Ltd., as a Lender
BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DOLLAR SENIOR LOAN MASTER FUND II, LTD., as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Dorchester Park CLO Designated Activity Company, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: DoubleLine Floating Rate Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: DoubleLine Core Fixed Income Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: DoubleLine Flexible Income Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Dunham Floating Rate Bond Fund, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DowDuPont Incorporated, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

E.I. du Pont de Nemours and Company, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance CLO 2013-1 LTD., as a Lender
BY: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance CLO 2014-1R, Ltd., as a Lender
By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance CLO 2015-1 Ltd., as a Lender
By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance CLO 2018-1, Ltd., as a Lender
By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brottrof
Name: Michael Brottrof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance CLO 2019-1, Ltd., as a Lender
By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance CLO 2020-1 Ltd., as a Lender
By: Eaton Vance Management As Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance CLO 2020-2, Ltd., as a Lender
By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Floating Rate Portfolio, as a Lender
BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Floating-Rate 2022 Target Term Trust, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof
Name: Michael Botthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Floating-Rate Income Plus Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Floating-Rate Income Trust, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Institutional Senior Loan Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Institutional Senior Loan Plus Fund, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Limited Duration Income Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Loan Holding Limited, as a Lender
BY: Eaton Vance Management as Investment Manager

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Senior Floating-Rate Trust, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance Senior Income Trust, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance VT Floating-Rate Income Fund, as a Lender
BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Electronic Data Systems 1994 Pension Scheme, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Electronic Data Systems Retirement Plan, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to:
The Educational Employees’ Supplementary
Retirement System of Fairfax County, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Energy Super,
as a Lender
By: Oaktree Capital Management, L.P.
its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elevation CLO 2013-1, Ltd.,
as a Lender
By: ArrowMark Colorado Holdings LLC As
Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ArrowMark Colorado Holdings LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elevation CLO 2014-2, Ltd.,
as a Lender
By: ArrowMark Colorado Holdings LLC As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ArrowMark Colorado Holdings LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elevation CLO 2016-5, Ltd.,
as a Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ArrowMark Colorado Holdings LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elevation CLO 2017-6, Ltd.,
as a Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ArrowMark Colorado Holdings LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elevation CLO 2017-7, Ltd.,
as a Lender
By: 325 Fillmore LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ArrowMark Colorado Holdings LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elevation CLO 2017-8, Ltd.,
as a Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ArrowMark Colorado Holdings LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elevation CLO 2018-10, Ltd.,
as a Lender

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ArrowMark Colorado Holdings LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elevation CLO 2018-9, Ltd., as a Lender
By: 325 Fillmore LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ArrowMark Colorado Holdings LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elevation CLO 2020-11, Ltd., as a Lender
By: ArrowMark Colorado Holdings LLC
As Collateral Manager

By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ArrowMark Colorado Holdings LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elmwood CLO I, Ltd, as a Lender

By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Elmwood Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elmwood CLO II, Ltd, as a Lender

By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Elmwood Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elmwood CLO III, Ltd, as a Lender

By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Elmwood Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elmwood CLO IV, Ltd, as a Lender

By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Elmwood Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elmwood CLO V Ltd., as a Lender

By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Elmwood Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elmwood CLO VI, Ltd, as a Lender

By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Elmwood Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elmwood Warehouse VII, Ltd, as a Lender

By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Elmwood Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Elmwood Warehouse VIII, Ltd., as a Lender

By:	/s/ Bernadette Conway
Name: Bernadette Conway
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Elmwood Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ERIE INDEMNITY COMPANY, as a Lender
By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ERIE INSURANCE EXCHANGE, as a Lender
By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Exelon Corporation Pension Master Retirement Trust, as a Lender By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA for and on behalf of FDNC US Senior Loans, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FIAM Floating Rate High Income Commingled Pool, as a Lender By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

FIAM Leveraged Loan, LP, as a Lender By: FIAM LLC as Investment Manager

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BENTHAM STRATEGIC LOAN FUND,
as a Lender

By: Credit Suisse Asset Management, LLC, as Sub Advisor for Bentham Asset Management Pty Ltd., the agent and investment manager to Fidante Partners Limited, the trustee for Bentham Strategic Loan Fund

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Bentham Syndicated Loan Fund,
as a Lender

By: Credit Suisse Asset Management, LLC., as Agent (Sub Advisor) for Challenger Investment Services
Limited, the Responsible Entity for Bentham Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Lender

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Floating Rate High Income Multi-Asset Base Fund, as a Lender by its manager Fidelity Investments Canada ULC

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Income Fund: Fidelity Total Bond Fund, as a Lender

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Qualifying Investor Funds Plc, as a Lender By: FIAM LLC as Sub Advisor

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Salem Street Trust: Fidelity SAI Total Bond Fund, as a Lender

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Lender

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fidelity Worldwide Investment Trust - Fidelity US Bank Loan Fund, as a Lender By: FIAM LLC as Sub Advisor

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fillmore Park CLO, Ltd., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fonds de Formation des Salaries de L’Industrie de la Construction du Quebec, as a Lender
By: BlackRock Asset Management Canada Limited as Portfolio Manager and BlackRock Financial Management Inc. as sub-advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Four Points Multi-Strategy Master Fund Inc., as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Distressed Account

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Fyrkat Designated Activity Company, as a Lender By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

G HSP III LLC, as a Lender By: Oaktree Capital Management, L.P. its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

G JBD III LLC, as a Lender By: Oaktree Capital Management, L.P. its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

G LTP III LLC, as a Lender By: Oaktree Capital Management, L.P. its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

General Conference Corporation of Seventh-day Adventists, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GILBERT PARK CLO, LTD., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GIM Investment Trust - US High Yield Bond and Loan Fund, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GIM SPECIALIST INVESTMENT FUNDS - GIM MULTI SECTOR CREDIT FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GIM TRUST 2 - SENIOR SECURED LOAN FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust, as a Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MI Senior Loan Segregated Portfolio, as a Lender

By:	/s/ Anthony Farraye
Name: Anthony Farraye
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Morgan Stanley Investment Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stelle HYFI Loan Fund, as a Lender
By: Credit Suisse Asset Management, LLC, acting by attorney for G.A.S. (Cayman) Limited, in its capacity as trustee of Stelle HYFI Loan Fund, a series trust of Global Multi Strategy

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Global-Loan SV S.a r.l., as a Lender
Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Goldman Sachs Bank USA, as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Great-West Multi-Sector Bond Fund, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Greenwood Park CLO Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Grippen Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GULF STREAM MERIDIAN 1 LTD., as a Lender
By: Meridian Credit Management LLC d/b/a Gulf Stream Asset Management, as its Collateral Manager

By:	/s/ William Farr IV
Name: William Farr IV
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Gulf Stream Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Gulf Stream Meridian 2 LTD., as a Lender
By: Meridian Credit Management LLC d/b/a Gulf Stream Asset Management, as its Collateral Manager

By:	/s/ William Farr IV
Name: William Farr IV
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Gulf Stream Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

GSO Ballantyne Funding LLC, as a Lender
By: GSO / Blackstone Senior Floating Rate Opportunity Fund LP, as the sole member
By: GSO SFRO Associates LLC, its general partner

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Guardia 1, Ltd, as a Lender
By: Sculptor Loan Management LP, its investment manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Guidestone Funds Global Bond Fund,
as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Gulf Stream Meridian 3 LTD,
as a Lender
By: Meridian Credit Management LLC d/b/a Gulf Stream Asset Management, as its Collateral Manager

By:	/s/ William Farr IV
Name: William Farr IV
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Gulf Stream Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2017-1 Ltd,
as a Lender
By: Halcyon Loan Advisors A LLC as Collateral Manager

By:	/s/ Dave Berger
Name: Dave Berger
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BARDIN HILL INVESTMENT PARTNERS LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2017-2 Ltd,
as a Lender
By: Halcyon Loan Advisors A LLC as Collateral Manager

By:	/s/ Dave Berger
Name: Dave Berger
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BARDIN HILL INVESTMENT PARTNERS LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2018-1 Ltd.,
as a Lender

By:	/s/ Dave Berger
Name: Dave Berger
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BARDIN HILL INVESTMENT PARTNERS LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Halcyon Loan Advisors Funding 2018-2 Ltd,
as a Lender
By: Halcyon Loan Advisors 2018-2 LLC as Collateral Manager

By:	/s/ Dave Berger
Name: Dave Berger
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BARDIN HILL INVESTMENT PARTNERS LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HalseyPoint CLO 3, Ltd,
as a Lender

By:	/s/ Sunil Pradhan
Name: Sunil Pradhan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): HALSEYPOINT ASSET MANAGMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HalseyPoint CLO I, Ltd.,
as a Lender

By:	/s/ Sunil Pradhan
Name: Sunil Pradhan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): HALSEYPOINT ASSET MANAGMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HalseyPoint CLO II, Ltd,
as a Lender

By:	/s/ Sunil Pradhan
Name: Sunil Pradhan
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): HALSEYPOINT ASSET MANAGMENT LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Hand Composite Employee Benefit Trust - Western Asset Income CIF,
as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Hand Composite Employee Benefit Trust - WA Core Plus Bond CIF,
as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Harbor Park CLO, Ltd.,
as a Lender
by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HarbourView CLO VII-R, Ltd.,
as a Lender
By: HarbourView Asset Management Corporation, as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Harriman Park CLO, Ltd., as a Lender
by Blackstone / GSO CLO Management LLC as Collateral Manager
by: GSO / Blackstone Debt Funds Management LLC, its managing member

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Hartford Total Return Bond ETF, as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Hartford Multi-Asset Income and Growth Fund, as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Hartford Total Return Bond Fund, as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Hartford Strategic Income Fund, as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Hartford Floating Rate High Income Fund, as a Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Hartford Short Duration Fund, as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Hartford Floating Rate Fund, as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Hartford Total Return Bond HLS Fund, as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Healthcare Employees’ Pension Plan-Manitoba By Post Advisory, as a Lender By: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Iris Shin
Name: Iris Shin
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Post Advisory Group, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Highmark Inc., as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HYFI Aquamarine Loan Fund, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

HYFI LOAN FUND, as a Lender By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

ICM Global Floating Rate Income Limited, as a Lender By: Investcorp Credit Management US LLC, as the US Investment Manager

By:	/s/ David Nadeau
Name: David Nadeau Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Investcorp Credit Management US LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Illinois State Board of Investment, as a Lender

By:	/s/ Schrager, Alan
Name: Schrager, Alan Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

INDACO SICAV-SIF-INDACO CIFC US LOANS, as a Lender By: CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Robert Mandery
Name: Robert Mandery Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Indaco SICAV-SIF Senior Secured Corporate Loan Fund, as a Lender By: CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Robert Mandery
Name: Robert Mandery Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Indiana Public Retirement System, as a Lender By: Oaktree Capital Management, L.P. its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Indiana University, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

INTERLAKEN FUNDING, LTD, as a Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AVAW, as a Lender BY: INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of AVAW Represented by: Oak Hill Advisors, L.P. As Fund Manager

By:	/s/ Alan Schrager
Name: Alan Schrager Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SAEV Masterfonds Wellington Global High Yield, as a Lender By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco BL Fund, Ltd., as a Lender By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Senior Loan ETF, as a Lender By: Invesco Senior Secured Management, Inc., as Sub-Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Floating Rate Income Fund, as a Lender By: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Egan, Kevin
Name: Egan, Kevin Title: Authorized Individual

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Gemini US Loan Fund LLC, as a Lender By: Invesco Senior Secured Management, Inc as Investment Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Master Loan Fund, as a Lender By: Invesco Senior Secured Management, Inc., as Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Sakura US Senior Secured Fund, as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Senior Income Trust, as a Lender BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Senior Loan Fund, as a Lender BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

INVESCO SSL FUND LLC, as a Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Invesco Zodiac Funds-Invesco US Senior Loan Fund, as a Lender By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Iowa Public Employees’ Retirement System, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Iron Workers Locals 40, 361 & 417 Pension Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jackson Mill CLO Ltd., as a Lender By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO II Ltd., as a Lender By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Investcorp Credit Management US LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO IX Ltd., as a Lender By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Investcorp Credit Management US LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO VI-R Ltd., as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Investcorp Credit Management US LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO X Ltd., as a Lender
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Investcorp Credit Management US LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JAMESTOWN CLO XI LTD., as a Lender
By: Investcorp Credit Management US LLC, as Investment Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Investcorp Credit Management US LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO XII Ltd., as a Lender

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Investcorp Credit Management US LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jamestown CLO XIV Ltd., as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Investcorp Credit Management US LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JAMESTOWN CLO XV Ltd., as a Lender
By: Investcorp Credit Management US LLC, as Portfolio Manager

By:	/s/ David Nadeau
Name: David Nadeau
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Investcorp Credit Management US LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JANA Multi-Sector Credit Trust, as a Lender

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Eaton Vance US Senior BL Fund 2018, as a Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jay Park CLO Ltd., as a Lender
By: Virtus Partners LLC as Collateral Administrator

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Jefferson Mill CLO, Ltd., as a Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JNL/PPM America Total Return Fund, a series of JNL Investors Series Trust, as a Lender
By: PPM America, Inc. as sub-adviser

By:	/s/ David Wagner
Name: David Wagner
Title: Senior Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Core Fixed Income Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Shiller Enhanced CAPE Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JNL/Fidelity Institutional Asset Management Total Bond Fund, as a Lender

By:	/s/ Christopher Maher
Name: Christopher Maher
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Fidelity Investments

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust, as a Lender By: PPM America, Inc., as sub-adviser

By:	/s/ David Wagner
Name: David Wagner
Title: Senior Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JHF II - Short Duration Credit Opportunities Fund, as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Stone Harbor Investment Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

John Hancock Variable Insurance Trust Opportunistic Fixed Income Trust, as a Lender By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Sean Chudzik
Name: Sean Chudzik
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMORGAN CHASE and CO.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN CHASE BANK N.A. AS TRUSTEE OF THE JPMORGAN CHASE RETIREMENT PLAN, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN INSURANCE TRUST INCOME BUILDER PORTFOLIO, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN DIVERSIFIED FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN FLOATING RATE INCOME FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN GLOBAL ALLOCATION FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN GLOBAL BOND OPPORTUNITIES FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN INCOME BUILDER FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMorgan Total Return Fund, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN HIGH YIELD FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

JSS Special Investments FCP (SIF) - JSS Senior Loan Fund, as a Lender
By: CIFC Asset Management LLC, its Sub-Investment Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KA SPECIAL K, L.P., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Blue Cross and Blue Shield Association National Retirement Trust , as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THE STATE OF CONNECTICUT ACTING THROUGH ITS TREASURER, as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Government of Guam Retirement Fund , as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kapitalforeningen Industriens Pension Portfolio; High Yield Obligationer III, as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

L3Harris Pension Master Trust, as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

LOUISIANA STATE EMPLOYEES’ RETIREMENT SYSTEM, as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

STICHTING MARS PENSIOENFONDS, as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MARS ASSOCIATES RETIREMENT PLAN, as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

COMMONWEALTH OF MASSACHUSETTS EMPLOYEES DEFERRED COMPENSATION PLAN,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MONTGOMERY COUNTY EMPLOYEES’ RETIREMENT SYSTEM,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MONTGOMERY COUNTY CONSOLIDATED RETIREE HEALTH BENEFITS TRUST,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NATIONAL RAILROAD RETIREMENT INVESTMENT TRUST,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NEW YORK CITY BOARD OF EDUCATION RETIREMENT SYSTEM,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NEW YORK CITY EMPLOYEES’ RETIREMENT SYSTEM,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NEW YORK CITY FIRE DEPARTMENT PENSION FUND,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NEW YORK CITY POLICE PENSION FUND,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TEACHERS’ RETIREMENT SYSTEM OF THE CITY OF NEW YORK,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHIO PUBLIC EMPLOYEES RETIREMENT SYSTEM,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PACE HIGH YIELD INVESTMENTS,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

STICHTING PENSIOENFONDS HOOGOVENS, as a Lender

By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title:	Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, as a Lender

By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title:	Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kapitalforeningen MP Invest dba High yield obligationer V, as a Lender

By:	/s/ Stephen Kotsen
	Name:	Stephen Kotsen
	Title:	Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kapitalforeningen Investin Pro, US Leveraged Loans I, as a Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kayne CLO 4, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kayne CLO 5, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kayne CLO 6, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KAYNE CLO 7, LTD, as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kayne CLO 8, LTD, as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kayne CLO 9, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kayne CLO I, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kayne CLO II, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kayne CLO III, Ltd., as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kentucky Retirement Systems, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kentucky Retirement Systems Insurance Trust Fund, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kentucky Teachers’ Retirement System Insurance Trust Fund, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kern County Employees Retirement Association, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR DAF SYNDICATED LOAN AND HIGH YIELD FUND DESIGNATED ACTIVITY COMPANY, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kolumban Alternative Investments - Loans, as a Lender
By: CIFC Asset Management LLC, its Sub- Investment Manager

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kolumban Alternative Investments - Loans, as a Lender
By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Kolumban Alternative Investments -Loans, as a Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KVK CLO 2013-1 Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KVK CLO 2018-1 Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Successor Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Total Return ETF, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Legg Mason IF Western Asset Global Multi Strategy Bond Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Legg Mason Western Asset Global Multi-Strategy Fund, as a Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Legg Mason Global Funds plc / Legg Mason Western Asset Multi-Asset Credit Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Legg Mason Western Asset US Core Plus Bond Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Legg Mason Partners Income Trust - Western Asset Income Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Short Duration High Income fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset SMASh Series Core Plus Completion Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Core Plus VIT Portfolio, as a Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

LEO Funding I Limited, as a Lender BlueBay Asset Management LLC acting as agent for: LEO Funding I Limited

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlueBay Asset Management LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

LVIP JPMORGAN HIGH YIELD FUND, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Locals 302 & 612 of the International Union of Operating Engineers-Employers Construction Industry Retirement Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Long Point Park CLO Ltd., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lord Abbett Bank Loan Trust, as a Lender By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Lord Abbett

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lord Abbett Floating Rate Senior Loan Fund, as a Lender By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Lord Abbett

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund, as a Lender
By: Lord Abbett & Co LLC, As Investmen Manager

By:	/s/ Arthur Rezendes
Name: Arthur Rezendes
Title: Director, Pricing & Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Lord Abbett

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Los Angeles County Employees Retirement Association, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Los Angeles County Employees Retirement Association, as a Lender
By: Credit Suisse Asset Management, LLC,
By: Credit Suisse Asset Management, LLC, as Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: Louisiana State Employees’ Retirement System, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

LOUISIANA STATE EMPLOYEES’ RETIREMENT SYSTEM, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lucali CLO, Ltd, as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON FLINTHOLM SENIOR LOAN FUND I DAC, as a Lender
By: Credit Suisse Asset Management LLC, as Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING X, LTD., as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XI, Ltd., as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XIII, Ltd., as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING XIV, LTD., as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XIX, Ltd., as a Lender By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XL, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XLI, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XLII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XLIII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XLIV, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XLV, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC in its capacity as Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XLVI, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XLVII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING XVII, LTD., as a Lender
BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XVIII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XX, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXI, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXIII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXIV, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXIX, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXV, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXVI, Ltd, as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXVII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as Asset Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXVIII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXX, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC as Portfolio Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXXI, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as Asset Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXXII, Ltd., as a Lender
By: Credit Suisse Asset Management, LLC, as Porfolio Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MADISON PARK FUNDING XXXIII, LTD., as a Lender
By: Credit Suisse Asset Management, LLC, as Collateral Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXXIV, Ltd., as a Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXXIX, Ltd., as a Lender By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXXV, Ltd., as a Lender By: Credit Suisse Asset Management, LLC, as Asset Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXXVI, Ltd., as a Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Madison Park Funding XXXVII, Ltd., as a Lender By: Credit Suisse Asset Management, LLC, as Porfolio Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite VII, Limited, as a Lender BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite VIII, Limited, as a Lender BY: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XII, LTD., as a Lender BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XIV-R, Limited, as a Lender By: BlackRock Financial Management, its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XV, Limited, as a Lender By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XVI, Limited, as a Lender By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XVIII, Limited, as a Lender By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XX, Limited, as a Lender By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XXI, Limited, as a Lender By: BlackRock Financial Management Inc., as Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XXII, Limited,
as a Lender
By: BlackRock Financial Management Inc., as Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XXIII, Limited,
as a Lender
By: BlackRock Financial Management Inc., as Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XXIV, Limited,
as a Lender
By: BlackRock Financial Management Inc., as Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MAGNETITE XXV, LIMITED,
as a Lender
By: BlackRock Financial Management Inc., as Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MAGNETITE XXVI, LIMITED,
as a Lender
By: BlackRock Financial Management Inc., as Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XXVII, Limited,
as a Lender
By: BlakRock Financial Management Inc. as Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Magnetite XXVIII, Limited,
as a Lender
By: BlackRock Financial Management Inc., as Collateral Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MARYLAND STATE RETIREMENT AND PENSION SYSTEM,
as a Lender
By: Credit Suisse Asset Management, LLC, as its Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MassMutual Select Funds - MassMutual Select T.
Rowe Price Bond Asset Fund,
as a Lender
By: T. Rowe Price Associates, Inc., as investment sub-adviser

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MassMutual Select Strategic Bond Fund,
as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Master Trust For Joint Administration Of Pension Plans,
as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MCIC Vermont (A Reciprocal Risk Retention Group),
as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Medtronic Holdings SARL, as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mercer Opportunistic Fixed Income Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MERCER QIF FUND PLC - Mercer Investment Fund 1, as a Lender
By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to: Mercer QIF Fund PLC - Mercer 1 Flexible Income Foreign Currency Bonds, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mercy Health MyRetirement Personal Pension Account Plan, as a Lender
by: Shenkman Capital Management, Inc. as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel and Chief Compliance officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Metropolitan Life Insurance Company Separate Account No. 558, as a Lender
BY: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO III, as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO IX, as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO VII, as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MidOcean Credit CLO VIII, as a Lender
By: MidOcean Credit Fund Management LP, as Portfolio Manager
By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Jim Wiant
Name: Jim Wiant
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MidOcean Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

MILOS CLO, LTD., as a Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WM Pool - High Yield Fixed Interest Trust, as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WM Pool - High Yield Fixed Interest Trust, as a Lender
By: Loomis, Sayles & Company, L.P., its Investment Manager
By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
Name: Mary McCarthy
Title: Vice President, Legal and Compliance Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Loomis, Sayles and Company, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to: MML Dynamic Bond Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Monarch Grove CLO, Ltd, By: Tall Tree Investment Manager, LLC As Collateral Manager,
as a Lender

By:	/s/ Frank J. Sherrod
Name: Frank J. Sherrod
Title: Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Lockwood Grove CLO, Ltd. By: Tall Tree Investment Manager, LLC As Collateral Manager,
as a Lender

By:	/s/ Frank J. Sherrod
Name: Frank J. Sherrod
Title: Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Morgan Stanley Bank, N.A., as a Lender

By:	/s/ John Gally
Name: John Gally
Title: Auhtorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MORGAN STANLEY

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Morgan Stanley Pathway Funds - Core Fixed Income Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain Hawk II CLO, LTD., as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain Hawk III CLO, Ltd., as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO 2016-1 Ltd., as a Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO 2017-1 Ltd., as a Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO 2017-2 Ltd., as a Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO IX Ltd., as a Lender
By; Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO XIV Ltd., as a Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Mountain View CLO XV Ltd., as a Lender
By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Name: George Goudelias
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Seix Investment Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

CIFC B LOAN INCOME FUND 2018 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender By: CIFC Asset Management LLC, the Investment Manager

By:	/s/ Robert Mandery
Name: Robert Mandery Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR JP Loan Fund 2017 a Series Trust of Multi Manager Global Investment Trust, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR JP Loan Fund B 2018 A Series Trust of Multi Manager Global Investment Trust, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Senior Loan Trust 2018 A Series Trust of Multi Manager Global Investment Trust, as a Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

POST SENIOR LOAN FUND SINGLE B SERIES 1, as a Lender

By:	/s/ Iris Shin
Name: Iris Shin Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Post Advisory Group, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WMC Loan Fund 2018 A Series Trust of Multi Manager Global Investment Trust, as a Lender By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Zermatt B Loan Fund 2018, A series trust of Multi Manager Global Investment Trust,

as a Lender

By: Credit Suisse Asset Management, LLC, as Investment Manager for Brown Brothers Harriman Trust Company(Cayman) Limited, the Trustee for Zermatt B Loan Fund 2018 as series trust of Multi Manager Global Investment Trust

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

KKR JP LOAN FUND 2015 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST, as a Lender

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): KKR Asset Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Yosemite Loan Fund,
as a Lender

By: Credit Suisse Asset Management, LLC, as Investment Manager for G.A.S. (Cayman) Limited, in its capacity as trustee of Yosemite Loan Fund, a series trust of Multi Strategy Umbrella Fund Cayman

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Multi-Credit SV II S.A.R.L., as a Lender acting by its attorney Alcentra NY, LLC

By:	/s/ Miguel Contreras
Name: Miguel Contreras Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Multi-Credit SV S.a.r.l., as a Lender Executed by Alcentra NY, LLC for and on behalf of Multi-Credit SV S.a r.l.

By:	/s/ Miguel Contreras
Name: Miguel Contreras Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Catalyst/CIFC Floating Rate Income Fund, as a Lender By: CIFC Asset Management LLC, its Sub-Advisor

By:	/s/ Robert Mandery
Name: Robert Mandery Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Myers Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

BR US Leveraged Loan Fund a Series Trust of MYL Global Investment Trust, as a Lender
By: BlackRock Financial Management Inc., its Investment Manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

National Electrical Benefit Fund, as a Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev
Title: Vice President

If a second signature is necessary:

By:	/s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

Name of Fund Manager (if any): Crescent Capital Group LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NC GARNET FUND, L.P., as a Lender
By: NC Garnet Fund (GenPar), LLC, its general partner
By: BlackRock Financial Management, Inc. its manager

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NCRAM Loan Trust, as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title:Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Hold ings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

, as a Lender (type name of the legal entity)

By:
Name:
Title:

New York Life Insurance Company

By:	/s/ Robert F. Young

Name:	Robert F. Young
Title:	Sr. Director

New York Life Insurance and Annuity Corporation
By: NYL Investors LLC, its Investment Manager

By:	/s/ Robert F. Young

Name:
Title:

TCI-Flatiron CLO 2016-1 Ltd.
By: TCI Capital Management II LLC,
its Collateral Manager

By:	NYL Investors LLC, its Attorney-in-Fact

By:	/s/ Robert F. Young

Name:
Title:

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

, as a Lender (type name of the legal entity)

By:
Name:
Title:

Flatiron CLO 17 Ltd.

By:	NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young

Name:	Robert F. Young
Title:	Sr. Director

TCI-Flatiron CLO 2017-1 Ltd. By: TCI Capital Management II LLC, its Collateral Manager

By:	NYL Investors LLC, its Attorney-In-Fact

By:	/s/ Robert F. Young

Name:
Title:

Flatiron CLO 18 Ltd.

By:	NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young

Name:
Title:

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

TCI-Flatiron CLO 2018-1 Ltd. By: TCI Capital Management LLC,
its Collateral Manager

By:	NYL Investors LLC, its Attorney-In-Fact

By:	/s/ Robert F. Young

Name:	Robert F. Young
Title:	Sr. Director

Flatiron CLO 19 Ltd.
By:	NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young

Name:
Title:

Flatiron CLO 20 Ltd. By: NYL Investors LLC,
as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young

Name:
Title:

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

,
as a Lender (type name of the legal entity)

By:
Name:
Title:

MainStay Floating Rate Fund, a series of MainStay Funds Trust By: NYL Investors LLC, its Subadvisor

By:	/s/ Robert F. Young

Name:	Robert F. Young
Title:	Sr. Director

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust By: NYL Investors LLC, its Subadvisor

By:	/s/ Robert F. Young

Name:
Title:

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Newfleet CLO 2016-1, Ltd., as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Niagara Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NCRAM LoanTrust,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Nomura Global Manager Select - Bank Loan Fund, as a Lender
BY: Deutsche Investment Management Americas Inc., its Investment Sub-Advisor

By:	/s/ Toure Douglas
Name: Toure Douglas Title: Associate HY Analyst

If a second signature is necessary:

By:	/s/ Thomas Bouchard
Name: Thomas Bouchard
Title: Vice President

Name of Fund Manager (if any): DWS

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Investment Advisor to: Treasurer of the State of North Carolina, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NORTHERN MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND,
as a Lender

By:	/s/ Stephen Kotsen
Name: Stephen Kotsen
Title: Managing Director of Nomura Corporate Research and Asset Management Inc as investment advisor

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Nomura Corporate Research and Asset Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to: Northern Trust Company Sub-Advised Collective Funds Trust,
as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

NORTHWELL HEALTH, INC.,
as a Lender
By: Oak Hill Advisors, L.P.
As its Investment Advisor

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Northwoods Capital 20, Limited,
as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Angelo Gordon and Co.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Northwoods Capital XVIII, Limited,
as a Lender
By: Angelo, Gordon & Co., LP
As Collateral Manager

By:	/s/ Maureen D’ Alleva
Name: Maureen D’ Alleva
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Angelo Gordon and Co.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree (Lux.) III—Oaktree Global Credit Fund,
as a Lender
By: Oaktree Capital Management, L.P., as portfolio manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2014-1 Ltd.,
as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OAKTREE CLO 2015-1 LTD.,
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2018-1 Ltd.,
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2019-1 Ltd.,
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2019-2 Ltd.,
as a Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2019-3, Ltd.,
as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2019-4, Ltd.,
as a Lender
BY: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree CLO 2020-1, Ltd., as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree EIF III Series 1, Ltd., as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree EIF III Series II, Ltd., as a Lender
By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree GC Super Fund L.P., as a Lender
By: Oaktree GC Super Fund GP, L.P. Its: General Partner By: Oaktree Fund GP, LLC Its: General Partner By: Oaktree Fund GP I, L.P. Its: Managing Member

By:	/s/ Andrew Park
Name: Andrew Park
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Authorized Signatory

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree Global Credit Holdings (Delaware), L.P., as a Lender Oaktree Global Credit Holdings (Delaware), L.P.
By: Oaktree Global Credit Holdings (Cayman) Ltd. Its: General Partner By: Oaktree Capital Management, L.P. Its: Director

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree Huntington-GCF Investment Fund, L.P.,
as a Lender

By: Oaktree Huntington-GCF Investment Fund GP, L.P.
Its: General Partner

By: Oaktree Huntington-GCF Investment Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P. Its: Managing Member

By:	/s/ Andrew Park
Name: Andrew Park
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Authorized Signatory

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oaktree Senior Loan Fund, L.P., as a Lender
By: Oaktree Senior Loan GP, L.P. Its: General Partner By: Oaktree Fund GP IIA, LLC Its: General Partner By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Andrew Park
Name: Andrew Park
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Authorized Signatory

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oberon USA Investments Sarl, as a Lender
By: Five Arrows Managers North America LLC as Investment Manager

By:	/s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OCA OHA Credit Fund LLC, as a Lender
By: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ocean Trails CLO 8, as a Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ocean Trails CLO IX, as a Lender
By: Five Arrows Managers North America LLC as Collateral Manager

By:	/s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ocean Trails CLO V, as a Lender
By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ocean Trails CLO VI, as a Lender By: Five Arrows Managers North America LLC as Asset Manager

By:	/s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Ocean Trails CLO X, as a Lender By: Five Arrows Managers North America LLC as Collateral Manager

By:	/s/ Etton Soriano
Name: Etton Soriano
Title: Investment Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Five Arrows Managers North America LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 18-R, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 20-R, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 24, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 26, Ltd., as a Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 27, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 28, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 29, Ltd., as a Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 30, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 31, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 32, LTD., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 33, LTD., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 34, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 35, Ltd., as a Lender By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 36, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 37, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 38, Ltd., as a Lender By: Octagon Credit Investors, LLC as Asset Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 39, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 40, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 41, Ltd., as a Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 42, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 43, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 44, Ltd., as a Lender By: Octagon Credit Investor, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 45, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 47, Ltd, as a Lender By: Octagon Credit Investors, LLC As Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 48, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 49, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners 50, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XIV, Ltd., as a Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XV, Ltd., as a Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XVI, Ltd., as a Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XVII, Ltd., as a Lender BY: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XXI, Ltd., as a Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XXII, Ltd, as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Investment Partners XXIII, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Lender BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Octagon Loan Funding, Ltd., as a Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Kimberly Wong Lemh
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT FUNDING 1, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT FUNDING 2, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Funding 3, LTD., as a Lender

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT FUNDING 4, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Funding 5, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Funding 6, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Auhtorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Funding 7, Ltd., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Schrager, Alan
Name: Schrager, Alan
Title: Partner

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS VII, LTD., as a Lender
BY: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Partners XI, LTD., as a Lender
By: Oak Hill Advisors, L.P. As Warehouse Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS XII, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Partners XIII, LTD., as a Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Partners XIV, LTD., as a Lender
By: Oak Hill Advisors, L.P. As Warehouse Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Credit Partners X-R Ltd., as a Lender By: Oak Hill Advisors, L.P. As Warehouse Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA CREDIT PARTNERS XV, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Delaware Customized Credit Fund-F, L.P., as a Lender

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Diversified Credit Strategies Fund (Parallel), L.P., as a Lender By: OHA Diversified Credit Strategies GenPar LLC, Its General Partner

By: OHA Global GenPar, LLC Its Managing member

By: OHA Global MGP, LLC Its Managing member

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Diversified Credit Strategies Fund Master, L.P., as a Lender BY: OHA Diversified Credit Strategies GenPar LLC, its General Partner

OHA Diversified Credit Strategies MGP, LLC, its managing member

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA DIVERSIFIED CREDIT STRATEGIES MASTER FUND (PARALLEL II), L.P.,
as a Lender

By: OHA Diversified Credit Strategies Fund (Parallel II) GenPar, LLC, Its General Partner

By: OHA Global GenPar, LLC, Its Managing member

By: OHA Global MGP, LLC, Its Managing member

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Diversified Credit Strategies Tractor Master Fund, L.P.,

as a Lender

By: OHA Diversified Credit Strategies Tractor Fund GenPar, LLC, its general partner

By: OHA Global GenPar, LLC, its managing member

By: OHA Global MGP, LLC, its managing member

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA FINLANDIA CREDIT FUND, L.P., as a Lender By: OHA Finlandia Credit Fund GenPar, LLC, its General Partner By: OHA Global GenPar, LLC, its managing member By: OHA Global MGP, LLC, its managing member

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2013-1, LTD., as a Lender By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2013-2, LTD., as a Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA LOAN FUNDING 2015-1, LTD., as a Lender BY: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA Loan Funding 2016-1, Ltd., as a Lender By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OHA MD Opportunistic Credit Master Fund, L.P., as a Lender

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

One Eleven Funding III, Ltd., as a Lender

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Oregon Public Employees Retirement Fund, as a Lender
BY: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM FUNDING II, LTD., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM FUNDING III, LTD., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM FUNDING IV, LTD., as a Lender
By: Och-Ziff Loan Management LP, its portfolio manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM FUNDING, LTD., as a Lender
By: OZ CLO Management LLC, its portfolio manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM IX, LTD., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM VI, LTD., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM VII, LTD., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM VIII, LTD., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XI, LTD., as a Lender
By: Och-Ziff Loan Management LP, its collateral manager
By: Och-Ziff Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XIII, Ltd., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XIV, LTD., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XIX, Ltd., as a Lender
By: OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XV, LTD., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XVI, Ltd., as a Lender
By: OZ CLO Management LLC, its successor portfolio manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XVII, Ltd., as a Lender
By: OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XVIII, LTD, as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XX, LTD, as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XXI Ltd., as a Lender

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XXII, Ltd., as a Lender
By: OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XXIII, Ltd., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

OZLM XXIV, Ltd., as a Lender
By: Sculptor Loan Management LP, its portfolio manager
By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name: Wayne Cohen
Title: President and Chief Operating Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SCULPTOR LOAN MANAGEMENT LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PF Managed Bond Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Pacific Select Fund - Diversified Bond Portfolio, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Collateral Manager to: Parallel 2017-1 Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Collateral Manager to: Parallel 2018-1 Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Collateral Manager to: Parallel 2018-2 Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Collateral Manager to: Parallel 2019-1 Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Collateral Manager to: Parallel 2020-1 Ltd., as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Pension Benefit Guaranty Corporation, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Pension Benefit Guaranty Corporation, as a Lender By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PensionDanmark Pensionsforsikringsaktieselskab, as a Lender By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Auhtorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PENSIONDANMARK

PENSIONSFORSIKRINGSAKTIESELSKAB,

as a Lender

For and on behalf of PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB Pension Denmark VI

By: Credit Suisse Asset Management, LLC (In its capacity as Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Permanens Capital Floating Rate Fund LP, as a Lender BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PHILLIPS 66 RETIREMENT PLAN TRUST, as a Lender By: Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PK-SSL Investment Fund Limited Partnership, as a Lender BY: Credit Suisse Asset Management, LLC, as its Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Post Intermediate Term High Yield Fund, L.P., as a Lender BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Iris Shin
Name: Iris Shin
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Post Advisory Group, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Post Senior Loan Master Fund, L.P., as a Lender BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Iris Shin
Name: Iris Shin
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Post Advisory Group, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PPG Industries, Inc. Pension Plan Trust, as a Lender BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PPM CLO 2 Ltd., as a Lender By: PPM Loan Management Company, LLC, as Asset Manager

By:	/s/ David Wagner
Name: David Wagner
Title: Senior Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PPM CLO 2018-1 Ltd., as a Lender

By:	/s/ David Wagner
Name: David Wagner
Title: Senior Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PPM CLO 3 Ltd., as a Lender By: PPM Loan Management Company, LLC, as Portfolio Manager

By:	/s/ David Wagner
Name: David Wagner
Title: Senior Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PPM CLO 4 Ltd., as a Lender

By:	/s/ David Wagner
Name: David Wagner
Title: Senior Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PPM Core Plus Fixed Income Fund, a series of the PPM Funds, as a Lender By: PPM America, Inc., as agent and investment adviser on behalf of the Fund

By:	/s/ David Wagner
Name: David Wagner
Title: Senior Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Post Global Limited Term High Yield Fund, as a Lender BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Iris Shin
Name: Iris Shin
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Post Advisory Group, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Privilege Underwriters Reciprocal Exchange, as a Lender By: Sound Point Capital Management, LP as Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Prudential Hong Kong Limited, as a Lender By: PPM America, Inc., as attorney in fact

By:	/s/ David Wagner
Name: David Wagner
Title: Senior Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Public Institution for Social Security, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Pulsar Funding I, Ltd., as a Lender by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

PURE Insurance Company, as a Lender
By:	Sound Point Capital Management, LP as Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

QCC Insurance Company, as a Lender
By:	Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Recette CLO, Ltd., as a Lender
By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Regatta II Funding LP, as a Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

REGATTA IX FUNDING LTD., as a Lender
By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Regatta VI Funding Ltd, as a Lender
By:	Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Regatta VII Funding Ltd, as a Lender
By:	Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

REGATTA VIII FUNDING LTD, as a Lender
By: Regatta Loan Management LLC attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

REGATTA X FUNDING LTD., as a Lender
By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

REGATTA XI FUNDING LTD., as a Lender
By: Regatta Loan Management LLC its Collateral Manager

By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Regatta XII Funding Ltd., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Regatta XIII Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐to

have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Regatta XIV Funding Ltd., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Regatta XV Funding Ltd., as a Lender
By: Napier Park Global Capital (US) LP, its Collateral Manager

By:	/s/ Melanie Hanlon
Name: Melanie Hanlon
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Regatta XVI Funding Ltd., as a Lender
By: Regatta Loan Management LLC, its Collateral Manager

By:	/s/ Hanlon, Melanie
Name: Hanlon, Melanie
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Napier Park Global Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to:
Renaissance Flexible Yield Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Renaissance Floating Rate Income Fund, as a Lender
BY: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Renaissance Investment Holdings Ltd., as a Lender
By: Credit Suisse Asset Management, LLC as investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Renaissance Investment Holdings Ltd., as a Lender
By: Oaktree Capital Management LP, as sub-advisor

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to:
Renaissance Multi-Sector Fixed Income Private Pool, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Renaissance Multi-Sector Fixed Income Private Pool, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Riserva CLO, Ltd, as a Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

River Canyon Single B U.S Loan Fund 2018 A Series Trust of Multi Manager Global Investment Trust, as a Lender
By:RIVER CANYON FUND MANAGEMENT LLC, its Investment Manage

By:	/s/ Jonathan M. Kaplan
Name: Jonathan M. Kaplan
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Canyon Capital Advisors LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Rivernorth/Oaktree High Income Fund, as a Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Rockford Tower CLO 2017-1, Ltd, as a Lender
By: King Street Capital Management, L.P. Its Authorized Signatory

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): King Street Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Rockford Tower CLO 2017-2, Ltd., as a Lender By: King Street Capital Management, L.P. Its Authorized Signatory

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): King Street Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Rockford Tower CLO 2017-3, Ltd., as a Lender By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): King Street Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Rockford Tower CLO 2018-1, Ltd., as a Lender By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): King Street Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Rockford Tower CLO 2018-2, Ltd., as a Lender By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager

By:	/s/ Michele Piorkowski
Name: Michele Piorkowski Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): King Street Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Romark CLO - I Ltd, as a Lender By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Romark CLO - II Ltd, as a Lender By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Romark CLO - III Ltd, as a Lender By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Romark WM-R Ltd, as a Lender By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Company Strategic Bond Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investment Funds Strategic Bond Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investments Fixed Income Pool, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investments Global Unconstrained Bond Pool, as a Lender by First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investments Institutional Funds LLC Unconstrained Bond Fund, as a Lender By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investments Institutional Funds LLC Core Bond Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Russell Investments Ireland Limited on behalf of

the Russell Floating Rate Fund, a subfund of

Russell Investments Qualifying Investor Alternative Funds plc,

as a Lender

By First Eagle Alternative Credit, LLC,

as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Safety Insurance Company, as a Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

School Employees Retirement System of Ohio, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SEI Catholic Values Trust—Catholic Values Fixed Income Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND, as a Lender BY: ARES MANAGEMENT LLC, AS SUB-ADVISOR

By:	/s/ Charles Williams
Name: Charles Williams Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SEI Institutional Managed Trust—Multi-Asset Income Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SEI Institutional Managed Trust - Core Fixed Income Fund, as a Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Senior Debt Portfolio, as a Lender BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Eaton Vance Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SENIOR SECURED FLOATING RATE LOAN

FUND,

as a Lender

By: By: Credit Suisse Asset Management, LLC, the Portfolio Manager for Propel Capital Corporation,the manager for Senior Secured Floating Rate Loan Fund

By:	/s/ Thomas Flannery
Name: Thomas Flannery Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sentry Insurance a Mutual Company, as a Lender BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
Name: Kevin Egan Title: Authorized Individual

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2013-III CLO, Ltd., as a Lender BY: Alcentra NY, LLC, as investment advisor

By:	/s/ Miguel Contreras
Name: Miguel Contreras Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2013-IV-R CLO Ltd., as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2014-VI-R CLO, Ltd., as a Lender

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2014-V-R CLO Ltd., as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2015-VIII CLO, Ltd., as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2015-VII-R CLO, Ltd., as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2016-IX CLO, Ltd, as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2017-X CLO, Ltd, as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2017-XI CLO, LTD., as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2018-XII CLO, LTD., as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2019-XIV CLO, Ltd., as a Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Shackleton 2019-XV CLO, LTD., as a Lender
By Alcentra NY, LLC as its Collateral Manager

By:	/s/ Miguel Contreras
Name: Miguel Contreras
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Alcentra NY, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sheet Metal Workers’ National Pension Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Signal Peak CLO 1, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ORIX Advisers, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Signal Peak CLO 2, LLC, as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ORIX Advisers, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Signal Peak CLO 3, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ORIX Advisers, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Signal Peak CLO 4, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ORIX Advisers, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Signal Peak CLO 5, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ORIX Advisers, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Signal Peak CLO 6, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ORIX Advisers, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Signal Peak CLO 7, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ORIX Advisers, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Signal Peak CLO 8, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ORIX Advisers, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sixth Street CLO XVI, Ltd., as a Lender
By: Great Lawnview Funding IV Management LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sixth Street RCF II Finance, LLC, as a Lender
By: Sixth Street Rotational Credit II Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SKF USA Inc. Master Trust, as a Lender
By: PPM America, Inc., as agent and investment adviser on behalf of its client

By:	/s/ David Wagner
Name: David Wagner
Title: Senior Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): PPM America, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☒

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SOCIETE GENERALE FINANCIAL CORPORATION, as a Lender

By:	/s/ Rebecca Zhang
Name: Rebecca Zhang
Title: Vice President

Name of Fund Manager (if any):_______N/A___________

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA for and on behalf of Sogecap Diversified Loans Fund, as a Lender

By:	/s/ Yumiko Licznerski
Name: Yumiko Licznerski
Title: Senior Credit Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): AXA

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO IV-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO IX, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO VIII-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO VII-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO VI-R, Ltd., as a Lender
BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐to

have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XIV, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XIX, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XV, Ltd, as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SOUND POINT CLO XVI, LTD., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XVII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XVIII, Ltd., as a Lender
By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XXII, Ltd., as a Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XXIII, Ltd., as a Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XXIV, Ltd., as a Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XXV, Ltd., as a Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XXVI, Ltd., as a Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sound Point CLO XXVII, Ltd., as a Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Max Laskowski
Name: Max Laskowski
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Sound Point Capital Management, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Southwick Park CLO, Ltd., as a Lender

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SP-Static CLO 1, Ltd., as a Lender

By:	/s/ Brad Willson
Name: Brad Willson
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): ORIX Advisers, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SPDR Blackstone/GSO Senior Loan ETF, as a Lender BY: GSO/Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to: SPDR DoubleLine Total Return Tactical ETF, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

St. George Corporation, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Star Insurance Company, as a Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title: Vice President, Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Octagon Credit Investors, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Growth Fixed Income Sector Trust, as a Lender By: Oaktree Capital Management, L.P. its: Investment Manager

By:	/s/ Andrew Park
Name: Andrew Park
Title: Vice President

If a second signature is necessary:

By:	/s/ Ronald Kaplan
Name: Ronald Kaplan
Title: Managing Director

Name of Fund Manager (if any): Oaktree Capital Management, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stewart Park CLO, Ltd.,
as a Lender
BY: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stichting Pensioenfonds Hoogovens,
as a Lender
by First Eagle Alternative Credit, LLC,
its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stichting Pensioenfonds Hoogovens,
as a Lender
By: Ares Capital Management III LLC, its Asset Manager

By:	/s/ Charles Williams
Name: Charles Williams
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Ares Management LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stichting Pensioenfonds PGB,
as a Lender
by First Eagle Alternative Credit, LLC,
its Asset Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

STICHTING PHILIPS PENSIOENFOND, as a Lender
BY: Oak Hill Advisors, L.P. as Investment Manager

By:	/s/ Alan Schrager
Name: Alan Schrager
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Oak Hill Advisors, L.P.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stone Harbor Collective Investment Trust - Stone Harbor Bank Loan Collective Fund, as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Stone Harbor Investment Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio, as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Stone Harbor Investment Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stone Harbor Global Funds PLC - Stone Harbor Multi Asset Credit (No.2) Portfolio, as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Stone Harbor Investment Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stone Harbor Leveraged Loan Fund LLC, as a Lender

By:	/s/ Adam Shapiro
Name: Adam Shapiro
Title: General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Stone Harbor Investment Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stratus CLO 2020-1, Ltd., as a Lender by GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Stratus CLO 2020-2, Ltd., as a Lender by Blackstone / GSO CLO Management LLC as Collateral Manager by: GSO / Blackstone Debt Funds Management LLC, its managing member

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sun Life Opportunistic Fixed Income Private Pool, as a Lender By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

AIG Flexible Credit Fund,
as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

SunAmerica Senior Floating Rate Fund, Inc-AIG Senior Floating Rate Fund, as a Lender By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Sutter Health,
as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Swiss Capital Alternative Strategies Funds SPC re: SC Alternative Strategy 10 SP, as a Lender

By:	/s/ Robert Mandery
Name: Robert Mandery
Title: Co-Head of Investment Research

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CIFC Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 9SP, as a Lender

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser
Title: Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): CVC Credit Partners

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Floating Rate Fund, Inc.,
as a Lender

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Funds Series II SICAV - Floating Rate Loan Fund, as a Lender By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Floating Rate Loan Fund

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Institutional Floating Rate Fund, as a Lender

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Floating Rate Multi-Sector Account Portfolio, as a Lender

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Floating Rate Trust, as a Lender
By: T. Rowe Price Trust Company, Trustee

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Bond Trust I, as a Lender

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

T. Rowe Price Total Return Fund, Inc, as a Lender

By:	/s/ Rebecca Willey
Name: Rebecca Willey
Title: Bank Loan Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): T. Rowe Price Associates, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Taconic Park CLO Ltd., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TE Connectivity Retirement Savings and Investment Plan Trust, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Teachers’ Retirement System of the State of Kentucky, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Telstra Superannuation Scheme,

as a Lender

By: Credit Suisse Asset Management, LLC, as sub advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for Telstra Super Pty Ltd. in its capacity as trustee of Telstra Superannuation Scheme

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Thayer Park CLO Ltd., as a Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

THE G.E. C.I.F. TRUSTEES LTD AS TRUSTEE OF THE GE UK PENSION COMMON INVESTMENT FUND, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Civil Aviation Authority Pension Scheme, as a Lender By: BlackRock Financial Management, Inc., as agent for and on behalf of BlackRock Investment Management (UK) Limited as Investment Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BlackRock, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio,

as a Lender

By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

First Eagle Bank Loan Select Master Fund, a Class of the First Eagle Bank Loan Select Series Trust I, as a Lender By First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

First Eagle Senior Loan Fund, as a Lender by First Eagle Alternative Credit, LLC, as Adviser

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO I-2, Ltd., as a Lender By: TICP CLO I Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO II-2, Ltd., as a Lender By: TICP CLO II Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO III-2, Ltd., as a Lender By: TICP CLO III Management, LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO IV Ltd, as a Lender
By: TICP CLO IV Management, LLC, its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO IX, Ltd., as a Lender
By: TICP CLO IX Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO V 2016-1, Ltd., as a Lender
BY: TICP CLO V 2016-1 Management, LLC, its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO VI 2016-2, Ltd., as a Lender
BY: TICP CLO VI 2016-2 Management, LLC, its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO VII, Ltd, as a Lender
By: TICP CLO VII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO VIII, Ltd, as a Lender
By: TICP CLO VIII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO X, Ltd., as a Lender
By: TICP CLO X Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO XI, Ltd., as a Lender
By: TICP CLO XI Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO XII, Ltd., as a Lender
By: TICP CLO XII Management, LLC,
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO XIII, Ltd., as a Lender
By: TICP CLO XIII Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO XIV, Ltd, as a Lender
By: TICP CLO XIV Management, LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TICP CLO XV, Ltd., as a Lender
By: TICP CLO XV Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Times Square View III, Ltd., as a Lender
By: Times Square View III Management LLC
Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TJ-NonQualified, LLC - TJU NQ Core Plus Fixed Income Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TJ-Qualified, LLC -TJU DB Core Plus Fixed Income Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TRALEE CLO II, LTD, as a Lender
By:	Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Par-Four Investment Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Tralee CLO VI, Ltd., as a Lender by: Par-Four CLO Management, LLC as Collateral Manager

By:	/s/ Dennis Gorczyca
Name: Dennis Gorczyca
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Par-Four Investment Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Treman Park CLO, Ltd., as a Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Trestles CLO 2017-1, Ltd., as a Lender By: Pacific Asset Management LLC, in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Trestles CLO II, Ltd., as a Lender By: Pacific Asset Management LLC, in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Trestles CLO III, Ltd., as a Lender By: Pacific Asset Management LLC, in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
Name: Anar Majmudar
Title: Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
Name: Norman Yang
Title: Authorized Signatory

Name of Fund Manager (if any): Virtus Partners LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Trimaran CAVU 2019-1 LTD., as a Lender By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen K. Peterson
Name: Maureen K. Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Trimaran CAVU 2019-2 LTD., as a Lender By: Trimaran Advisors, L.L.C.

By:	/s/ Maureen K. Peterson
Name: Maureen K. Peterson
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Trimaran Advisors, L.L.C.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Trustmark Insurance Company, as a Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev
Title: Vice President

If a second signature is necessary:

By:	/s/ Zachary Nuzzi
Name: Zachary Nuzzi
Title: Vice President

Name of Fund Manager (if any): Crescent Capital Group LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Tryon Park CLO Ltd., as a Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

TSSP RCF Finance, LLC, as a Lender
By: TSSP Rotational Credit Management LLC Its Collateral Manager

By:	/s/ Daniel Wanek
Name: Daniel Wanek
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SIXTH STREET PARTNERS, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

UAW Retiree Medical Benefits Trust (Chrysler Separate Retiree Account), as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

UAW Retiree Medical Benefits Trust (Ford Separate Retiree Account), as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

UAW Retiree Medical Benefits Trust (General Motors Separate Retiree Account), as a Lender

By:	/s/ John Eanes
Name: John Eanes
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Kayne Anderson Capital Advisors, LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Unite Pension Scheme, as a Lender

By:	/s/ Alex Sammarco
Name: Alex Sammarco
Title: Executive Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): JPMorgan Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

United HealthCare Insurance Company, as a Lender
BY: GSO Capital Advisors LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

United HealthCare Insurance Company, as a Lender BY: GSO Capital Advisors II LLC as Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

University of Miami, as a Lender

By:	/s/ Anthony Farraye
Name: Anthony Farraye
Title: Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Morgan Stanley Investment Management Inc

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

University of Southern California, as a Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Upland CLO, Ltd., as a Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Utica Mutual Insurance Company, as a Lender
By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☐

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☑

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XII CLO, Limited, as a Lender
BY: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VENTURE XX CLO, Limited, as a Lender
By: its investment advisor MJX Venture Management LLC

By:	/s/ Lewis Brown
Name: Lewis Brown
Title: Managing Director / Head of Trading

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): MJX Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Verde CLO, Ltd., as a Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Egan, Kevin
Name: Egan, Kevin
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Invesco Senior Secured Management, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO III, Ltd., as a Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO IV, Ltd., as a Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO IX, Ltd., as a Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO V, Ltd., as a Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO VI, Ltd., as a Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO VII, Ltd., as a Lender
By: Vibrant Credit Partners LLC, as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO VIII, Ltd., as a Lender
By: Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO X, Ltd., as a Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Collateral Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO XI, Ltd., as a Lender
By: Vibrant Credit Partners LLC, as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Vibrant CLO XII, Ltd., as a Lender
by Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name: Jeremy Hyatt
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Vibrant Capital Partners, Inc.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virginia College Savings Plan, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Global Multi Sector Income Fund, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Newfleet Multi-Sector Intermediate Bond Fund, as a Lender

By:	/s/ Kyle Jennings

Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Newfleet Multi-Sector Short Term Bond Fund, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Newfleet Senior Floating Rate Fund, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Virtus Total Return Fund Inc., as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

VVIT: Virtus Newfleet Multi-Sector Intermediate Bond Series, as a Lender

By:	/s/ Kyle Jennings
Name: Kyle Jennings
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Newfleet Asset Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

The Walt Disney Company Retirement Plan Master Trust, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WCF Mutual Insurance Company, as a Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Webster Park CLO, Ltd, as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2015-1, Ltd., as a Lender
By: Wellfleet Credit Partners LLC as Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2016-1, Ltd., as a Lender
By: Wellfleet Credit Partners LLC as Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2016-2, Ltd., as a Lender
By: Wellfleet Credit Partners LLC as Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2017-1, Ltd., as a Lender
By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley
Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2017-2, Ltd., as a Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2017-3, Ltd., as a Lender By: Wellfleet Credit Partners, LLC As Asset Manager

By:	/s/ Dennis Talley
Name: Dennis Talley Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs

Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2018-1, Ltd., as a Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2018-2, Ltd., as a Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2018-3, Ltd., as a Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2019-1, Ltd., as a Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2020-1, LTD, as a Lender By: Wellfleet Credit Partners, LLC as Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO 2020-2, Ltd., as a Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellfleet CLO X, Ltd., as a Lender By: Wellfleet Credit Partners, LLC As Collateral Manager

By:	/s/ Dennis Talley
Name: Dennis Talley Title: Portfolio Manager

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellfleet Credit Partners, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellington Opportunistic Fixed Income Fund, as a Lender By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name:Donna Sirianni Title:Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellington Responsible Values Multi-Sector Credit Fund, as a Lender By: Wellington Management Company LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name:Donna Sirianni Title:Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellington Multi-Sector Credit Fund, as a Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name:Donna Sirianni Title:Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust Bank Loan Portfolio, as a Lender
By: Wellington Management Company LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Core Bond Plus/High Yield Bond Portfolio, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Jeff Graci
Name: Jeff Graci
Title: Managing Director

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wells Fargo Bank, National Association

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wespath Funds Trust, as a Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Wellington Management Company, LLP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

West Bend Mutual Insurance Company, as a Lender
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Alex Slavtchev
Name: Alex Slavtchev
Title: Vice President

If a second signature is necessary:

By:	/s/ Zachary Nuzzi
Name: Zachary Nuzzi Title: Vice President

Name of Fund Manager (if any): Crescent Capital Group LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Westcott Park CLO, Ltd., as a Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
Name: Thomas Iannarone
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): GSO Capital Partners LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Floating Rate High Income Fund, LLC, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Funds, Inc. - Western AssetTotal Return Unconstrained Fund, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Funds, , Inc. -Western Asset Core Plus Bond Fund, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Multi-Asset Credit Portfolio Master Fund, Ltd., as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Bank Loan (Multi-Currency) Master Fund, as a Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Bank Loan (Offshore) Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Short-Dated High Yield Master Fund, Ltd., as a Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset Total Return Unconstrained (TRU) Bond Master Fund, LTD, as a Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset U.S. Bank Loan (Offshore) Fund, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Western Asset US Intermediate Plus LLC, as a Lender

By:	/s/ Joanne Dy
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Whitebox CLO I, Ltd., as a Lender (type name of the legal entity)

By:	/s/ Joon Kyung
Name: Joon Kyung
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):__________________

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Whitebox CLO II, Ltd, as a Lender (type name of the legal entity)

By:	/s/ Joon Kyung
Name: Joon Kyung
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):__________________

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

[ILLEGIBLE] [ILLEGIBLE] [ILLEGIBLE], as a Lender (type name of the legal entity)

By:	/s/ [ILLEGIBLE]
Name: [ILLEGIBLE]
Title: [ILLEGIBLE]

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): [ILLEGIBLE]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WIF - Post Short Duration High Yield Fund, as a Lender BY: Post Advisory Group, LLC not in its individual capacity but solely as authorized agent for and on behalf of:

By:	/s/ Iris Shin
Name: Iris Shin
Title: Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Post Advisory Group, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Credit Suisse Floating Rate Trust, as a Lender By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wilmington Trust Collective Investment Trust -Western Asset Core Plus Bond CIT, as a Lender

By:	/s/ Joanne Dy
Name: Joanne Dy
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Western Asset Management Company

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

DoubleLine Capital LP as Sub-Advisor to: Wilshire Mutual Funds, Inc. - Wilshire Income Opportunities Fund, as a Lender

By:	/s/ Oi Jong Martel
Name: Oi Jong Martel
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): DoubleLine Capital LP

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2013-1 CLO Ltd., as a Lender By First Eagle Alternative Credit SLS, LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2013-2 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2014-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2014-2 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Investment Manager

by:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2014-3 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS, LLC, as Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2015-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS, LLC, its Portfolio Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2015-2 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS, LLC, its Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2016-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit SLS, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2017-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, its Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2017-4 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2018-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2018-2 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2018-3 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2019-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit EU, LLC, as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2019-2 CLO Ltd, as a Lender
By First Eagle Alternative Credit EU, LLC, as Collateral Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2019-3 CLO Ltd., as a Lender
by First Eagle Alternative Credit, LLC,as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River 2020-1 CLO Ltd., as a Lender
By First Eagle Alternative Credit, LLC,as Investment Manager

By:	/s/ James R. Fellows
Name: James R. Fellows
Title: Managing Director/Co-Head

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): First Eagle Investment Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

Wind River Fund, LLC, as a Lender
By: Credit Suisse Asset Management, LLC, its Investment Manager

By:	/s/ Thomas Flannery
Name: Thomas Flannery
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): Credit Suisse Asset Management, LLC

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

WM Pool - Fixed Interest Trust No. 7, as a Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name: Serge Todorovich
Title: General Counsel & Chief Compliance Officer

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): SHENKMAN CAPITAL MANAGEMENT, INC.

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-1 Ltd., as a Lender
By York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ John Fosina
Name: John Fosina
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): York Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-2 Ltd., as a Lender
By York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ John Fosina
Name: John Fosina
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): York Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-3 Ltd., as a Lender
By York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ John Fosina
Name: John Fosina
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): York Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-4 Ltd., as a Lender
By York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ John Fosina
Name: John Fosina
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): York Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-5 Ltd., as a Lender
By York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ John Fosina
Name: John Fosina
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): York Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-6 Ltd., as a Lender
By York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ John Fosina
Name: John Fosina
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): York Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment

CONSENT (this “Consent”) to the Second Refinancing Amendment (the “Amendment”) to the First Lien Credit Agreement, dated as of August 18, 2016 (as amended by the First Refinancing Amendment, dated as of February 21, 2017, the First Incremental Term Facility Amendment, dated as of April 25, 2017, the Third Amendment, dated as of March 26, 2019, the Fourth Amendment, dated as of April 29, 2019, the Fifth Amendment, dated as of September 28, 2019 and the Sixth Amendment, dated as of June 15, 2020, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, UFC Holdings, LLC, as Borrower (the “Borrower”), the Lenders party hereto and Goldman Sachs Bank USA, as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

The undersigned Lender in respect of the Existing Term Loans (“Existing Term Loan Lender”) hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):

Cashless Settlement Option

☑

to convert 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger) into Term B-3 Loans in a like principal amount.

Post-Closing Settlement Option

☐

to have 100% of the outstanding principal amount of the Existing Term Loans held by such Existing Term Loan Lender prepaid on the Second Refinancing Amendment Effective Date and purchase by assignment the principal amount of Term B-3 Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Second Refinancing Amendment Arranger).

[signature page to follow]

UFC Holdings, LLC

Consent to Second Refinancing Amendment

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

York CLO-7 Ltd., as a Lender
By York CLO Managed Holdings LLC, its Portfolio Manager

By:	/s/ John Fosina
Name: John Fosina
Title: Authorized Signatory

If a second signature is necessary:

By:
Name: Title:

Name of Fund Manager (if any): York Capital Management

UFC Holdings, LLC

Consent to Second Refinancing Amendment